                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               GENERAL INSTRUMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                         [LOGO]

                      General Instrument Corporation     Richard S. Friedland
                      8770 West Bryn Mawr Avenue         Chairman and
                      Chicago, Illinois 60631            Chief Executive Officer

                                                                  March 15, 1996
Dear Stockholder:

    You are cordially invited to attend the 1996 Annual Meeting of Stockholders of General Instrument Corporation to be held on Wednesday, April 24, 1996, at
3:00 p.m., Central Time, at the Hyatt Regency - O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois.

    The Secretary's formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matters to be acted upon at the meeting. During the meeting, we will also review General Instrument's activities over the past year and items of general interest about the Company.

    We hope that you will be able to attend the meeting in person. However, whether or not you plan to be present, please sign and return your proxy as soon as possible so that your vote will be counted.

                                          Sincerely,

                                          /s/ Richard S. Friedland
                                          Richard S. Friedland
                                          Chairman of the Board and
                                          Chief Executive Officer

                         GENERAL INSTRUMENT CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

    The Annual Meeting of Stockholders of General Instrument Corporation will be held at the Hyatt Regency - O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, on Wednesday, April 24, 1996 at 3:00 p.m., Central Time, for the following purposes:

        1. To elect four directors for terms ending at the 1999 annual meeting of stockholders;

        2. To consider and vote on a proposal to amend the Amended and Restated General Instrument Corporation 1993 Long-Term Incentive Plan;

        3. To consider and vote on a stockholder proposal relating to the declassification of the Board of Directors; and

        4. To transact such other business as may properly come before the meeting.

    Stockholders of record as of the close of business on February 28, 1996 will be entitled to vote at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO GENERAL INSTRUMENT CORPORATION OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE MEETING.

                                          By order of the Board of Directors,

                                          /s/ Susan M. Meyer
                                          Susan M. Meyer
                                          Secretary

March 15, 1996

                         GENERAL INSTRUMENT CORPORATION

                8770 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS 60631
                            ------------------------

                                PROXY STATEMENT
                             ---------------------

    This proxy statement is furnished to stockholders of General Instrument Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 3:00 p.m., Central Time, on Wednesday, April 24, 1996, at the Hyatt Regency - O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, and any adjournments thereof.

    Stockholders of record as of the close of business on February 28, 1996, will be entitled to vote at the meeting or any adjournments thereof. As of the record date, February 28, 1996, the Company had outstanding 125,823,154 shares of Common Stock, each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the year ended December 31, 1995 are being mailed on or about March 18, 1996, to each stockholder entitled to vote at the meeting.

                        VOTING AND REVOCATION OF PROXIES

VOTING

    If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, signed proxies will be voted FOR the election of each person nominated for election as a director, FOR the approval of the amendment to the Amended and Restated General Instrument Corporation 1993 Long-Term Incentive Plan (the "1993 Long-Term Incentive Plan"), and FOR the approval of the stockholder proposal (the "Stockholder Proposal") described in this proxy statement.

    The holders of a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy, constitute a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the meeting will be required for the election of directors; the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting, including the approval of the amendment to the 1993 Long-Term Incentive Plan and the Stockholder Proposal. An automated system administered by the Company's transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to all matters other than the election of directors, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

REVOCATION

    A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so.

                             ELECTION OF DIRECTORS

    The Board of Directors consists of three classes. Directors hold office for staggered terms of three years and until their successors have been duly elected and qualified. One of the three classes will be elected each year at the Annual Meeting of Stockholders to succeed the directors whose terms are ending. The directors in Class II and Class III are serving terms ending at the Annual Meeting of Stockholders in 1997 and 1998, respectively.

    Directors in Class I, which currently is comprised of five directors, are to be elected at the 1996 Annual Meeting. Mr. Paul G. Stern, who currently is a director in Class I, has decided not to stand for re-election to the Board of Directors. Upon the expiration of Mr. Stern's term at the 1996 Annual Meeting, the size of the Board of Directors will be decreased to twelve, subject to subsequent increase or decrease in accordance with the Company's bylaws. Accordingly, four directors in Class I are to be elected at the 1996 Annual Meeting; and proxies cannot be voted for more than four nominees. The directors so elected will hold office as directors until the 1999 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The Board of Directors intends to submit to stockholders at the 1997 Annual Meeting, and to recommend approval of, a proposal to amend the Company's certificate of incorporation to declassify the Board of Directors. Approval of such an amendment to the certificate of incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock, assuming a quorum is present.

    Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are present directors of the Company whose terms end at the 1996 Annual Meeting. Information concerning nominees for terms ending at the 1999 Annual Meeting of Stockholders and for directors in Class II and Class III is set forth below.

NOMINEES FOR TERMS ENDING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS

    DANIEL F. AKERSON, age 47, has served as a director of the Company since July 1993. He served as Chairman of the Board of Directors of the Company from August 1993 to December 1995, Chief Executive Officer of the Company from August 1993 to August 1995 and President of the Company from August 1993 to October 1993. Mr. Akerson has served as Chairman and Chief Executive Officer of Nextel Communications, Inc., a wireless communications company, since March 1996. He served as Chief Operating Officer and President of MCI Communications Corporation ("MCI") from 1992 to August 1993. He served as Executive Vice President and Group Executive of MCI from 1990 to 1992, Executive Vice President and Chief Financial Officer of MCI from 1987 to 1990, and Senior Vice President of MCI from 1987 to 1988, and held various positions within MCI since 1983. Mr. Akerson is a director of American Express Company.

    FRANK M. DRENDEL, age 51, served as a director of General Instrument Corporation of Delaware ("GI Delaware"), the Company's sole direct subsidiary, and its predecessors from 1987 to March 1992, when he was elected to serve as a director of the Company. He has served as Chairman and President of CommScope, Inc., a subsidiary of the Company ("CommScope"), since 1986 and has served as Chief Executive Officer of CommScope since 1976. Mr. Drendel was Executive Vice President of the predecessor to the Company from September 1986 to November 1988. From February 1981 to September 1986, Mr. Drendel was Executive Vice President and, from July 1982 to September 1986, he was Vice Chairman of the Board of M/A-COM, Inc.

    STEVEN B. KLINSKY, age 39, served as a director of GI Delaware from August 1990 to March 1992, when he was elected to serve as a director of the Company. He has been a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co., since December 1986.

    ROBERT S. STRAUSS, age 77, has been a director of the Company since December 1992. He was a director of GI Delaware from August 1990 to September 1991. Mr. Strauss, a founder of and partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, served as United States Special Trade Representative from 1977 to 1979 and as U.S. Ambassador to the Soviet Union and, upon its dissolution, to the Russian Federation from August 1991 to November 1992. Mr. Strauss is a director of Archer Daniels Midland Co.

DIRECTORS WHOSE TERMS END AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS

    LYNN FORESTER, age 40, has been a director of the Company since February 1995. She has been President and Chief Executive Officer of FirstMark Holdings, Inc., a telecommunications company, since 1984. From 1989 to December 1994, she was also Chairman and Chief Executive Officer of TPI Communications International, Inc., a radio common carrier and paging company. She is a member of the U.S. Advisory Council on the National Information Infrastructure.

    NICHOLAS C. FORSTMANN, age 49, served as a director of GI Delaware from August 1990 to March 1992, when he was elected to serve as a director of the Company. He has been a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co., since he co-founded Forstmann Little & Co. in 1978. He is a director of Department 56, Inc.

    RICHARD S. FRIEDLAND, age 45, has been a director of the Company since October 1993. He became President and Chief Operating Officer of the Company in October 1993, Chief Executive Officer of the Company in August 1995 and Chairman of the Board of Directors of the Company in December 1995. He was Chief Financial Officer of the Company and GI Delaware from March 1992 to January 1994 and Vice President, Finance of the Company from May 1991 to October 1993. He was Vice President-Finance and Assistant Secretary of GI Delaware from October 1990 to October 1993 and Vice President and Controller of GI Delaware from November 1988 to January 1994. He is a director of Department 56, Inc.

    J. TRACY O'ROURKE, age 61, served as a director of GI Delaware from September 1990 to March 1992, when he was elected to serve as a director of the Company. He has been Chairman and Chief Executive Officer of Varian Associates, Inc., a manufacturer of electronic devices, semiconductor manufacturing equipment and analytical instruments, since early 1990. Mr. O'Rourke was Executive Vice President and Chief Operating Officer of Rockwell International from 1989 to 1990 and President of Allen-Bradley Inc., an electrical equipment manufacturer, from 1981 to 1989. He is a director of National Semiconductor Corp.

DIRECTORS WHOSE TERMS END AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS

    JOHN SEELY BROWN, age 55, has been a director of the Company since July 1993. He has been Chief Scientist of Xerox Corporation since 1992 and corporate vice president of Xerox Corporation since 1990. From 1986 to 1990 he was Vice President, Advanced Research, Palo Alto Research Center, of Xerox Corporation and Associate Director of the Institute for Research on Learning. He is also the director of the Xerox Palo Alto Research Center. He is a Fellow of the American Association for Artificial Intelligence and a member of the National Academy of Education.

    THEODORE J. FORSTMANN, age 56, served as a director of GI Delaware from August 1990 to March 1992, when he was elected to serve as a director of the Company. He has been a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co., since he co-founded Forstmann Little & Co. in 1978. He is a director of The Topps Company, Inc. and Department 56, Inc.

    MORTON H. MEYERSON, age 57, has been a director of the Company since July 1993. Since 1992, he has served as Chairman and Chief Executive Officer of Perot Systems Corporation, a computer and communication services company. From 1989 to 1992, he was a private investor. He was President from 1979 to 1986, and Vice Chairman in 1986, of Electronic Data Systems Corp., a company which designs, installs and operates business information and communication systems. He serves on a number of corporate and advisory boards, including Energy Service Company International, Inc. and the National Park Foundation.

    FELIX G. ROHATYN, age 67, has been a director of the Company since October 1993. He has been a managing director of Lazard Freres & Co. LLC, Investment
Bankers, since 1960 and served as Chairman of the Municipal Assistance Corporation for the City of New York from 1975 to October 1993. He is a director of Pfizer Inc.

                    FURTHER INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: Executive, Audit and Compensation. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The Company has no nominating or similar committee.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

    The Board of Directors of the Company held eight meetings in 1995. Each incumbent director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he served as a director and (ii) meetings of all committees held during the period for which he served on those committees, other than Felix G. Rohatyn and Paul G. Stern. Average attendance at all such meetings of the Board and committees was approximately 90%.

    The EXECUTIVE COMMITTEE of the Board has the authority, between meetings of the Board of Directors, to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Executive Committee consists of Richard
S. Friedland, Theodore J. Forstmann and Steven B. Klinsky. The Executive Committee held four meetings in 1995.

    The AUDIT COMMITTEE's principal functions are to review the scope of the annual audit of the Company by its independent auditors, review the annual financial statements of the Company and the related audit report of the Company as prepared by the independent auditors, recommend the selection of independent auditors each year and review audit and any non-audit fees paid to the Company's independent auditors. The audit reports of the Internal Audit Department are also available for review by the Audit Committee, and the head of that department attends Audit Committee meetings and gives reports to and answers inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board for appropriate action. The Audit Committee is composed of three non-employee directors: J. Tracy O'Rourke, Chairman; John Seely Brown; and Felix G. Rohatyn. The Audit Committee held three meetings in 1995.

    The COMPENSATION COMMITTEE is responsible for executive compensation, including recommending to the Board of Directors the compensation to be paid to the Chief Executive Officer and determining the compensation for all other executive officers. The Compensation Committee is composed of three non-employee directors: Nicholas C. Forstmann, Chairman; Morton H. Meyerson; and Robert S. Strauss. The Compensation Committee held four meetings in 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In connection with the Company's initial public offering in June 1992, the Company's Board of Directors established a Compensation Committee composed of three non-employee directors. Messrs. Nicholas C. Forstmann, Morton H. Meyerson and Robert S. Strauss served as members of the Compensation Committee during 1995.

    Nicholas C. Forstmann served as President of the Company from June 30, 1990 through March 30, 1992, which was prior to the Company's initial public offering in June 1992. Nicholas C. Forstmann received no compensation from the Company for services rendered in such capacity.

    An affiliate of Forstmann Little & Co. provides aircraft maintenance services to the Company and charged the Company $2.2 million for services in 1995.

DIRECTOR COMPENSATION

    Prior to July 1993, directors did not receive any fees for serving on the Company's Board of Directors, or any committees thereof, but were reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Company's Board of Directors or committees thereof. In addition, each director who is neither a partner in FLC Partnership, L.P., the general partner of Forstmann Little & Co., nor a current or former officer of the Company or its subsidiaries, was granted an option to purchase 80,000 shares of Common Stock in connection with his election to the board of directors of GI Delaware or, after the Company's initial public offering in June 1992, the Board of Directors of the Company.

    Effective as of July 28, 1993 (as adjusted on February 15, 1995 to reflect the two-for-one split of Common Stock in August 1994), the Board of Directors
approved the following standard compensation arrangements for non-employee directors: (i) each non-employee director receives $1,000 for attending, whether in person or by telephone, each meeting of the Board of Directors or any committees thereof of which he or she is a member and is reimbursed for all actual expenses in connection with attending any meeting of the Board of Directors or any committees thereof of which he or she is a member (limited to the cost of first class travel on a commercial airline with respect to air travel expenses); (ii) the Company provides, for the benefit of each non-employee director, an insurance policy in the face amount of $200,000, payable in the event of accidental death or dismemberment of the director while in attendance at, or traveling in connection with, a meeting of the Board of Directors or any committee thereof, or while engaged in or traveling in connection with other business of the Company; and (iii) each non-employee director elected on or after July 28, 1993 receives, effective as of the date of such election, a grant of an option to purchase 80,000 shares of Common Stock pursuant to the 1993 Long-Term Incentive Plan at an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the date of grant. The Company also requests that each non-employee director directly or indirectly own at least 1,000 shares of Common Stock while a director of the Company. The non-employee directors of the Company who are partners of Forstmann Little & Co. have declined to receive any of the foregoing compensation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known by the Company regarding the beneficial ownership of the Company's Common Stock, par value $.01 per share ("Common Stock"), as of February 28, 1996, by each beneficial owner of more than five percent of the outstanding Common Stock, by each of the Company's directors, by each of the executives named in the Summary Compensation Table and by all current directors and officers of the Company as a group.

                                                            NUMBER OF
                                                             SHARES
                                                          BENEFICIALLY     PERCENTAGE OF
NAME                                                        OWNED (1)        CLASS (1)
-------------------------------------------------------  ---------------   -------------
MBO-IV (2)                                                   10,161,657          8.1%
Instrument Partners (2)                                      11,547,008          9.2
AXA/Equitable (3)                                            17,204,432         13.4
Capital Group (4)                                            14,690,424         11.6
J.P. Morgan & Co. Incorporated (5)                            7,337,040          5.8
Daniel F. Akerson (2)(6)(9)                                     760,990          *
John Seely Brown (7)                                             18,333          *
Frank M. Drendel (8)                                            328,510          *
Thomas A. Dumit (9)(10)                                         103,047          *
Lynn Forester (11)                                               27,666          *
Nicholas C. Forstmann (2)                                    21,708,665         17.3
Theodore J. Forstmann (2)                                    21,708,665         17.3
Richard S. Friedland (9)(12)                                    316,987          *
Winston W. Hutchins (2)                                      21,708,665         17.3
Steven B. Klinsky (2)                                        21,708,665         17.3
Wm. Brian Little (2)                                         11,547,008          9.2
Morton H. Meyerson (13)                                          77,333          *
Ronald A. Ostertag (9)(14)                                       83,602          *
Laurence L. Osterwise (9)(15)                                    53,239          *
J. Tracy O'Rourke (16)                                           22,210          *
Felix G. Rohatyn (13)                                            55,333          *
John A. Sprague (2)                                          11,547,008          9.2
Paul G. Stern (13)                                               53,333          *
Robert S. Strauss (17)                                           32,605          *
All current directors and officers of the
 Company as a group (22 persons) (2)(10)(14)(18)             23,857,818       18.7  %

------------------------
 * The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.

 (1)For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following February 28, 1996. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following February 28, 1996 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2)The general partner of Instrument Partners, a New York limited partnership ("Instrument Partners"), is FLC XXII Partnership, a general partnership of which Messrs. Wm. Brian Little, Nicholas C. Forstmann, John A. Sprague, Steven B. Klinsky and Winston W. Hutchins, and TJ/JA L.P., a Delaware limited partnership ("TJ/JA L.P."), are general partners. The general partner of TJ/JA L.P. is Theodore J. Forstmann. The general partner of Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV, a New York limited partnership

    ("MBO-IV"), is FLC Partnership, L.P., a limited partnership of which Messrs. Theodore J. Forstmann, Nicholas C. Forstmann, Steven B. Klinsky and Winston
    W. Hutchins and Ms. Sandra J. Horbach are general partners. Although as of February 28, 1996, the date as of which information is presented in the table, Daniel F. Akerson was a general partner of FLC Partnership, L.P., Mr. Akerson has since ceased to be a general partner. Accordingly, each of such individuals and partnerships (other than Mr. Akerson and Ms. Horbach, for the reasons described below) may be deemed the beneficial owners as of February 28, 1996 of shares owned by MBO-IV and Instrument Partners in which such individual or partnership is a general partner and, for purposes of this table, such beneficial ownership is included. Mr. Akerson did not have and Ms. Horbach does not have any voting or investment power with respect to, or any economic interest in, the shares of Common Stock held by MBO-IV; and, accordingly, Mr. Akerson and Ms. Horbach are not deemed to be the beneficial owners thereof. Theodore J. Forstmann and Nicholas C. Forstmann are brothers. Mr. Little is a special limited partner in FLC Partnership, L.P. and each of FLC Partnership, L.P. and FLC XXII Partnership is a limited partner of Instrument Partners. None of the other limited partners in each of MBO-IV and Instrument Partners is otherwise affiliated with the Company, GI Delaware or Forstmann Little & Co. The address of MBO-IV and Instrument Partners is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, New York 10153.

 (3) This information is obtained from a Schedule 13G filed with the Securities and Exchange Commission, dated February 9, 1996, jointly by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle and Uni Europe Assurances Mutuelle as a group (collectively, the "Mutuelles AXA"), AXA, and The Equitable Companies Incorporated ("Equitable"). Equitable and its subsidiaries report beneficial ownership of 17,185,132 shares of Common Stock as follows:
    14,924,884 shares and 2,260,248 shares issuable upon conversion of 5% Convertible Junior Subordinated Notes of the Company. Equitable and its subsidiaries claim sole voting power with respect to 16,150,232 shares, shared voting power with respect to 199,000 shares, sole dispositive power with respect to 17,184,632 shares and shared dispositive power with respect to 500 shares. The Mutuelles AXA and AXA report beneficial ownership of 17,204,432 shares, including all the shares beneficially owned by Equitable, and claim sole voting and dispositive power with respect to 19,300 shares in addition to the shares reported by Equitable. The addresses of the principal business offices of each of the Mutuelles AXA, AXA, and Equitable are as follows: Alpha Assurances I.A.R.D. Mutuelle and Alpha Assurances Vie Mutuelle, 101-100 Terrase Boieldieu, 92042 Paris La Defense, France; AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, La Grand Arche, Pardi Nord, 92044 Paris La Defense, France; Uni-Europe Assurance Mutuelle, 24 Rue Drouot, 75009 Paris, France; AXA, 23, Avenue Matignon, 75008 Paris, France; The Equitable Companies Incorporated, 787 Seventh Avenue, New York, NY 10019.

 (4) This information is obtained from a Schedule 13G filed with the Securities and Exchange Commission, dated March 8, 1996, jointly by The Capital Group Companies, Inc. and Capital Guardian Trust Company. The Capital Group Companies, Inc. reports beneficial ownership of 14,690,424 shares of Common Stock. The Capital Group Companies, Inc. claim sole voting power with respect to 6,173,300 shares and sole dispositive power with respect to 14,690,424 shares. Capital Guardian Trust Company, a bank, and an operating company of The Capital Group Companies, Inc., reports beneficial ownership of, and exercises investment discretion over, 7,429,987 of such shares. Capital Guardian Trust Company claims sole voting power with respect to 4,171,000 shares and sole dispositive power with respect to 7,429,987 shares. Capital Research and Management Company and Capital International, Inc. (registered investment advisers of which The Capital Group Companies,
    Inc. is the parent) and Capital International Limited, Capital International, S.A. and Capital International K.K. (other operating subsidiaries of The Capital Group Companies, Inc.) had investment discretion with respect to 5,207,400, 75,036, 1,442,300, 505,489 and 30,000 shares, respectively. The aggregate number of shares held as indicated includes 1,124,924 shares issuable upon conversion of $26,717,000 principal amount of

    5% Convertible Junior Subordinated Notes of the Company. The address of the principal business offices of each of The Capital Group Companies and Capital Guardian Trust Company is 333 South Hope Street, Los Angeles, CA 90071.

 (5) This information is obtained from a Schedule 13G filed with the Securities and Exchange Commission in February 1996 by J.P. Morgan & Co. Incorporated. J.P. Morgan & Co. Incorporated reports beneficial ownership of 7,377,040 shares as follows: 7,198,187 shares and 178,853 shares where there is a right to acquire. J.P. Morgan & Co. Incorporated claims sole voting power with respect to 4,664,438 shares, shared voting power with respect to 57,040 shares, sole dispositive power with respect to 7,272,210 shares and shared dispositive power with respect to 99,630 shares.

 (6) Includes 745,668 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

 (7) Includes 17,333 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

 (8) Includes 73,000 shares subject to options which are exercisable currently or within 60 days of February 28, 1996. Includes 472 shares which were held by the trustee of the CommScope, Inc. Employees Profit Sharing and Savings Plan (the "CommScope Savings Plan") and were allocated to Frank M. Drendel's account under the CommScope Savings Plan as of February 28, 1996.

 (9) Includes the number of shares which were held by the trustee of the General Instrument Corporation Savings Plan (the "Savings Plan") and were allocated to the individual's respective account under the Savings Plan as of February 28, 1996 as follows: Daniel F. Akerson, 322 shares; Thomas A. Dumit, 2,559 shares; Richard S. Friedland, 10,525 shares; Ronald A. Ostertag, 10,592 shares; and Laurence L. Osterwise, 739 shares.

(10) Includes 10,032 shares held by the Thomas A. Dumit Charitable Remainder Trust, dated April 27, 1994, of which Mr. Dumit is the trustee and a beneficiary. Also includes 27,956 shares held by Barbara K. Dumit, the spouse of Thomas A. Dumit, as to which shares Mr. Dumit disclaims beneficial ownership. Includes 62,500 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(11) Includes 26,666 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(12) Includes 227,000 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(13) Includes 53,333 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(14) Includes 72,000 shares subject to options which are exercisable currently or within 60 days of February 28, 1996. Also includes 900 shares held by the spouse of Ronald A. Ostertag.

(15) Includes 40,000 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(16) Includes 20,210 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(17) Includes 22,605 shares subject to options which are exercisable currently or within 60 days of February 28, 1996.

(18) Includes 1,616,063 shares subject to options exercisable currently or within 60 days of February 28, 1996. Includes an aggregate of 43,340 shares which were held by the trustees of the Savings Plan and the CommScope Savings Plan and were allocated to the current officers' respective accounts under the Savings Plan or the CommScope Savings Plan as of February 28, 1996.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that during the year ended December 31, 1995, its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth individual compensation information for all services rendered in all capacities during the periods described below for the individuals who served as Chief Executive Officer during 1995 and the four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at December 31, 1995. The following table sets forth compensation information for each of those individuals for the years ended December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                               COMPENSATION
                                                                                                  AWARDS
                                                ANNUAL COMPENSATION                   ------------------------------
                                 --------------------------------------------------     RESTRICTED      SECURITIES
NAME AND                                                             OTHER ANNUAL     STOCK AWARD(S)    UNDERLYING      ALL OTHER
PRINCIPAL POSITION               YEAR    SALARY       BONUS (A)    COMPENSATION (B)        ($)         OPTIONS(#)(C)   COMPENSATION
-------------------------------  ----  -----------   -----------   ----------------   --------------   -------------   ------------
Richard S. Friedland...........  1995  $589,583(d)   $214,445(d)      $--                 $--             560,000       $5,460(e)
   Chairman of the               1994   420,000       327,600          --                 --              270,000        5,460
   Board of Directors,           1993   327,340        67,840          --                 --              236,000        5,457
   President, and Chief
   Executive Officer
Daniel F. Akerson..............  1995   858,330       385,824          26,808(f)          --              200,000        5,460(e)
   Director and former           1994   838,367       728,000          66,365(f)          --              150,000       18,190
   Chairman of the Board         1993   306,119(g)    560,000(g)       22,553(f)          --              800,000       49,901
   of Directors and Chief
   Executive Officer
Frank M. Drendel...............  1995   410,016       114,185          --                 --               24,000       19,937(h)
   Chairman,                     1994   398,808       163,757          --                 --               72,000       17,154
   President and                 1993   398,808        81,385          --                 --               34,000       22,314
   Chief Executive Officer of
   CommScope and Director of
   the Company
Thomas A. Dumit................  1995   320,000        89,120          --                 --               24,000        5,460(e)
   Vice President, General       1994   310,999       134,753          --                 --               48,000        5,460
   Counsel and Chief             1993   299,000        49,351          --                 --               30,000        5,457
   Administrative Officer
Ronald A. Ostertag.............  1995   305,000       195,810          --                 --               24,000        5,460(e)
   Vice President and            1994   280,000       110,122          --                 --               72,000        6,516
   President, Power              1993   265,154        50,081          --                 --               32,000        6,405
   Semiconductor Division
Laurence L. Osterwise..........  1995   335,000        93,298         190,819(i)          --               31,000        4,623(e)
   Former Vice                   1994    50,894(j)      --             --                479,850(k)       120,000          197
   President and                 1993     --            --             --                 --               --            --
   President, GI Communications
   Division

------------------------------
(a) Amounts reported for 1995 reflect cash bonus awards paid pursuant to the Annual Incentive Plan in 1996 with respect to performance in 1995. With respect to Mr. Akerson, the amount reported for 1995 also reflects an additional one-time cash bonus of $34,914 paid in 1995. Amounts reported for 1994 reflect cash bonus awards paid pursuant to the Annual Incentive Plan in 1995 with respect to performance in 1994. Amounts reported for 1993 reflect cash bonus awards paid pursuant to the Annual Incentive Plan in 1993 or 1994 with respect to performance in 1993.

(b) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(c) Reflects the number of shares of Common Stock underlying options granted. All of the options were granted pursuant to the 1993 Long-Term Incentive Plan. Each grant set forth for 1994 was made in connection with the cancellation of an option to purchase the same number of shares, previously granted in 1994, except the grant set forth to Mr. Friedland, with respect to which an option to purchase 70,000 shares had previously been granted in 1994 and the remainder had been granted in 1993. Those options granted, and subsequently cancelled, in 1994 are not reflected in the table for any named individual. Options granted to Mr. Friedland and reflected in the table for 1993 include an option to purchase 200,000 shares which was cancelled in connection with the regrant in 1994 of an option to purchase the same number of shares. In connection with Mr. Osterwise's resignation from the Company, the option to purchase 31,000 shares granted in 1995 terminated.

(d) Reflects compensation of Mr. Friedland for the full year 1995. Effective August 1995, Mr. Friedland was promoted to Chief Executive Officer. Prior to that date Mr. Friedland was President and Chief Operating Officer. In December 1995, Mr. Friedland also became Chairman of the Board.

(e) Reflects payment by the Company in 1995 of (i) premiums for term life insurance of $960 on behalf of each of Messrs. Friedland, Akerson, Osterwise, Dumit and Ostertag, and (ii) the matching contribution for 1995 by the Company under the Savings Plan in the amount of $4,500 for each of Messrs. Friedland, Akerson, Dumit and Ostertag and $3,663 for Mr. Osterwise.

(f) Reflects cost and tax reimbursement for expenses incurred by Mr. Akerson for travel to Chicago, the location of the Company's executive offices, during the period that he was Chief Executive Officer of the Company.

(g) Reflects compensation of Mr. Akerson from August 13, 1993, when Mr. Akerson joined the Company as an executive officer, through December 31, 1993.

(h) Reflects (i) the matching contribution under the CommScope Savings Plan in the amount of $4,620 for 1995, (ii) the allocation of $14,357 to Mr. Drendel's account under the CommScope Savings Plan for 1995, and (iii) payment by CommScope in 1995 of premiums of $960 for term life insurance on behalf of Mr. Drendel.

(i) Reflects cost and tax reimbursement for relocation expenses incurred by Mr. Osterwise in connection with his terms of employment by the Company.

(j) Reflects compensation of Mr. Osterwise from November 7, 1994, when Mr. Osterwise joined the Company as Vice President, through December 31, 1994.

(k) The restricted stock award is valued at the closing market price of Common Stock on the date of grant. At December 31, 1995, Mr. Osterwise held 12,500 shares of restricted stock valued at $292,188 based on the closing price of $23.375 per share of Common Stock at December 29, 1995, as reported on the New York Stock Exchange Composite Tape. In connection with Mr. Osterwise's termination of employment, the vesting of the then unvested shares of restricted stock was accelerated. The shares of restricted stock are entitled to dividends at the same rate payable to all stockholders.

OPTION GRANTS IN FISCAL YEAR 1995

    The following table sets forth further information with respect to grants of stock options during the year ended December 31, 1995 to the executives listed in the Summary Compensation Table. These grants were made pursuant to the 1993 Long-Term Incentive Plan and are reflected in the Summary Compensation Table. The per share exercise price of each option equals the closing market price per share of the Common Stock on the date of grant. No stock appreciation rights were granted during 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                                                                          VALUE
                                                                                                 AT ASSUMED ANNUAL RATES
                                                                                                      OF STOCK PRICE
                                                                                                       APPRECIATION
                                                  INDIVIDUAL GRANTS                                  FOR OPTION TERM
                       -----------------------------------------------------------------------   ------------------------
                                              PERCENT OF
                           NUMBER OF         TOTAL OPTIONS
                           SECURITIES         GRANTED TO
                       UNDERLYING OPTIONS    EMPLOYEES IN     EXERCISE PRICE
        NAME                GRANTED         FISCAL YEAR (A)     ($/SHARE)      EXPIRATION DATE      5%($)       10%($)
---------------------  ------------------   ---------------   --------------   ---------------   -----------  -----------
Richard S. Friedland        60,000(b)              0.9%           $   29.50      2/15/2005       $ 1,113,000  $ 2,820,900
                           500,000(c)              7.9%               36.75      7/26/2005        11,555,900   29,285,000
Daniel F. Akerson          200,000(d)              3.1%               29.50     12/31/1997(d)        890,000    1,864,000
Frank M. Drendel            24,000(b)              0.4%               29.50      2/15/2005           445,300    1,128,370
Thomas A. Dumit             24,000(b)              0.4%               29.50      2/15/2005           445,300    1,128,370
Ronald A. Ostertag          24,000(b)              0.4%               29.50      2/15/2005           445,300    1,128,370
Laurence L. Osterwise            0(e)          --                 --               --     (e)        --           --

------------------------------
(a) Total options granted to employees in 1995 do not include 2.5 million options which were granted in September 1995 and subsequently cancelled in November 1995, but do include the 2.5 million options granted in November 1995 in connection with such cancellation. None of such options were granted to executive officers or directors.

(b) The option becomes exercisable with respect to one-third of the shares covered thereby on February 15 in each of 1996, 1997 and 1998.

(c) This option becomes exercisable with respect to one-third of the shares covered thereby on July 26 in each of 1996, 1997 and 1998.

(d) In connection with Mr. Akerson's resignation as Chief Executive Officer of the Company, the exercisability of this option was accelerated. The option is exercisable until December 31, 1997.

(e) Mr. Osterwise was granted an option for 31,000 shares with an exercise price of $29.50 per share in 1995. In connection with his resignation from the Company, this option terminated. The potential realizable values of this option over a ten-year term, assuming 5% and 10% annual rates of stock price appreciation, would have been $575,124 and $1,457,477, respectively.

OPTION EXERCISES AND VALUES FOR FISCAL YEAR 1995

    The following table sets forth as of December 31, 1995, for each of the executives listed in the Summary Compensation Table (i) the total number of shares received upon exercise of options during 1995, (ii) the value realized upon such exercise, (iii) the total number of unexercised options to purchase Common Stock (exercisable and unexercisable) held and (iv) the value of such options which were in-the-money at December 31, 1995 (based on the difference between the closing price of Common Stock at December 31, 1995 and the exercise price of the option). None of the executive officers holds SARs.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                 SHARES                             OPTIONS AT           IN-THE- MONEY OPTIONS AT
                               ACQUIRED ON                     FISCAL YEAR-END (#)        FISCAL YEAR-END ($)(A)
                                EXERCISE    VALUE REALIZED  --------------------------  --------------------------
            NAME                   (#)           ($)        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------  -----------  --------------  -----------  -------------  -----------  -------------
Richard S. Friedland                    0         --           108,000        758,000   $   135,000   $   135,000
Daniel F. Akerson                 362,665    $  4,848,562      745,668         26,667         9,375        50,000
Frank M. Drendel                        0         --            32,500         89,000        63,750       127,500
Thomas A. Dumit                         0         --            31,000         71,000       112,500       112,500
Ronald A. Ostertag                      0         --            32,000         88,000        60,000       120,000
Laurence L. Osterwise                   0         --            40,000        111,000             0             0

------------------------
(a) Based on the difference between the closing price of $23.375 per share at December 29, 1995, as reported on the New York Stock Exchange Composite Tape, and the exercise price of the option.

                COMPENSATION COMMITTEE REPORT ON COMPENSATION OF
                       EXECUTIVE OFFICERS OF THE COMPANY

    The Compensation Committee of the Board of Directors is comprised entirely of non-employee directors. The Compensation Committee considers and recommends to the Board of Directors the compensation to be paid to the Chief Executive Officer, determines the compensation for all other executive officers, makes decisions regarding grants under the 1993 Long-Term Incentive Plan, administers the General Instrument Corporation Annual Incentive Plan (the "Annual Incentive Plan") with respect to executive officers, makes recommendations to the Board with respect to the Company's overall compensation policies, and performs such other duties as the Board may from time to time request.

    The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership, (ii) base salary, and (iii) annual bonuses.

STOCK OWNERSHIP

    The Compensation Committee believes that executive officers and other key employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other key employees has been through a broad and deep stock option program.

    During 1995, the Company awarded options to purchase an aggregate of approximately 1 million shares of Common Stock to 11 executive officers (including executive officers named in the Summary Compensation Table). The exercise price of each of these options is the closing market price per share of Common Stock on the date of grant.

    Management recommends to the Compensation Committee those executive officers and other key employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his level of responsibility and position in the Company.

    To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and are not exercisable until one year after the date of grant. It is expected that awards under the 1993 Long-Term Incentive Plan will be made periodically in furtherance of goals described above.

    After giving effect to the options granted prior to February 28, 1996, there are less than 100,000 shares available under the 1993 Long-Term Incentive Plan. To ensure that there are sufficient shares available for option grants and other awards, the Company is seeking stockholder approval to amend the 1993 Long-Term Incentive Plan to increase the total number of shares which may be subject to awards by 6,000,000. Of these 6,000,000 shares, the Company has made conditional grants with respect to approximately 500,000 shares to officers (including officers named in the Summary Compensation Table, one of whom is also a director), which are subject to stockholder approval of the amendment to the 1993 Long-Term Incentive Plan. The 1993 Long-Term Incentive Plan and the proposed amendments are more fully described later in this Proxy Statement.

BASE SALARY

    The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. The recommendations and the Compensation Committee's response are based on a review of the same factors reviewed in connection with determining option grants and a review of two surveys of the range of salaries paid for comparable positions at approximately 100 other companies with comparable revenues. (This survey information was provided by independent benefits consulting firms on an aggregate basis, and the Compensation Committee did not study the salaries or compensation practices of any particular company. Any overlap of the companies included in these surveys and those included in the Standard & Poor's Communication Equipment Manufacturers Index used in the graph of cumulative shareholder return included in this Proxy Statement is coincidental.) Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, an executive's base salary reflects his level of responsibility and position in the Company. Moreover, the Compensation Committee did not target executives' cash compensation (or any element thereof) to any particular level in the group of companies, but rather reviewed the surveys to confirm that executive officers' cash compensation was within the middle of the range of cash compensation paid by companies with comparable revenues.

    In connection with the acquisition of the predecessor to the Company by affiliates of Forstmann Little & Co., the Company generally imposed a two-year moratorium on salary increases for executive officers. After the salary increase moratorium expired in 1993, the Compensation Committee, based on recommendations from the Chief Executive Officer, approved salary increases for 1993 for most executive officers. In addition, Richard S. Friedland received a salary increase in 1993 in connection with his promotion. Following these increases in 1993, four executive officers, including Thomas A. Dumit, received increases in 1994 averaging approximately 4%. In addition, one executive officer received a 12% increase in 1994 in connection with a promotion. These salary increases were based on the Chief Executive Officer's recommendations and the Compensation Committee's consideration of the factors discussed above as well as prior salary increases. Mr. Friedland and Frank M. Drendel received no salary increase in 1994. In 1995, based on the Chief Executive Officer's recommendations and the Compensation Committee's consideration of the factors discussed above, as well as prior salary increases, all executive officers, other than Laurence L. Osterwise, who joined the Company in November 1994, received increases averaging approximately 8%.

ANNUAL INCENTIVE BONUS

    In 1993, the Compensation Committee adopted the Annual Incentive Plan, which was approved by stockholders at the 1994 Annual Meeting of Stockholders, was amended and restated by the Compensation Committee in February 1995 and approved by stockholders at the 1995 Annual Meeting of Stockholders. The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company and its divisions. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership.

    Under the Annual Incentive Plan, in 1995 management recommended, and the Compensation Committee established, for each officer a bonus target percentage of the officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. The target award percentage for executive officers for 1995 ranged from 35% to 70% for the Chief Executive Officer. All executive officers of the Company participated in the Annual Incentive Plan in 1995.

    Bonuses for officers, other than those employed at an operating division, are a function of the Company's achievement of its earnings per share target (which constitutes 60% of the bonus payment determination) and its consolidated operating income target (which constitutes the remaining 40% of the bonus payment determination). For the presidents of the Company's operating divisions, bonuses are a function of the Company's achievement of its earnings per share target and the division's achievement of its operating income target and may be adjusted to reflect the division's quality performance. The weighting of the financial targets in calculating individual bonus amounts for the division presidents depends upon their division.

    Under the Annual Incentive Plan, if a financial target is exceeded, the portion of the bonus based on that target is increased above the target level, but may not exceed 130% of the target level. In 1995, one division exceeded its financial target, the Company and the other divisions did not achieve all of their financial targets and, in the case of each division, targets were adjusted to reflect an assessment of its quality performance. As a result, a bonus in excess of the target bonus was paid to Ronald A. Ostertag, while bonuses less than the target bonuses were paid to each other officer who participated in the Annual Incentive Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Richard S. Friedland was elected Chief Executive Officer in August 1995, after having served the Company as President and Chief Operating Officer since October 1993, as Vice President and Chief Financial Officer from March 1992 to January 1994, and before that in increasingly responsible management and executive capacities since joining the Company in 1978. In determining Mr. Friedland's compensation as Chief Executive Officer, the Compensation Committee, while not assigning specific weights to the following factors, considered Mr. Friedland's extensive experience with the Company; his individual performance, including his instrumental role in the Company becoming a public company in
1992; and the Company's financial performance during his tenure as Chief Financial Officer, President and Chief Operating Officer, including significant overall growth in operating income and net income. Based on these considerations, the Compensation Committee approved a compensation package consisting substantially of the following: (i) an annual base salary of $750,000; (ii) an option to purchase an aggregate of 500,000 shares of Common Stock, at an exercise price of $36.75, the closing market price per share of Common Stock on the date of the grant, to become exercisable over three years; and (iii) a target award percentage of 70% under the Annual Incentive Plan.

    Daniel F. Akerson was Chairman and Chief Executive Officer of the Company through July 1995, and remained Chairman until December 1995 in order to ensure a smooth transition. In connection with his resignation as Chief Executive Officer, Mr. Akerson's annual salary for the remainder of 1995 was reduced from $900,000 to $800,000, his target award percentage under the Annual Incentive Plan remained at 70% for 1995, and the exercisability of options to purchase 300,000 shares of Common Stock was accelerated.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified
"performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

    The Compensation Committee has considered the tax deductibility of compensation awarded under the 1993 Long-Term Incentive Plan and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option and stock appreciation rights portions of the 1993 Long-Term Incentive Plan with the intention that the compensation resulting from that plan would be qualified "performance-based compensation" and would be deductible. The Company has structured and intends to administer the annual cash bonus paid to the Chief Executive Officer with the intention that it would be qualified "performance-based" compensation and would be deductible. Only one executive officer's compensation (the former Chief Executive Officer) in 1995 exceeded $1 million. However, the full amount of such Chief Executive Officer's compensation, including the amount in excess of $1 million, was deductible after giving effect to Section 162(m). It is not expected that any executive officer's compensation will be non-deductible in 1996 by reason of the application of
Section 162(m).

    Respectfully submitted,

                             COMPENSATION COMMITTEE

  Nicholas C. Forstmann     Morton H. Meyerson          Robert S. Strauss

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on $100 invested on June 30, 1992 in each of Common Stock of the Company, Standard & Poor's 500 Index and Standard & Poor's Communication Equipment Manufacturers Index. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The graph covers a period commencing June 1992, when the Company's Common Stock was first publicly traded. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
               GENERAL INSTRUMENT CORPORATION, S&P 500 INDEX AND
                S&P COMMUNICATION EQUIPMENT MANUFACTURERS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CEMI      S&P 500      GIC
6/30/1992       100.00     100.00     100.00
12/31/1992      127.61     108.35     177.41
6/30/1993       105.57     113.64     270.47
12/31/1993      122.77     119.27     393.12
6/30/1994       100.02     115.24     396.60
12/31/1994      140.05     120.85     417.46
6/30/1995       179.27     145.27     532.24
12/31/1995      209.59     166.26     325.26

CEMI               =  STANDARD & POOR'S COMMUNICATION
                      EQUIPMENT MANUFACTURERS INDEX
S&P 500            =  STANDARD & POOR'S 500 INDEX
GIC                =  GENERAL INSTRUMENT CORPORATION

                            6/30/92     12/31/92      6/30/93     12/31/93      6/30/94     12/31/94      6/30/95     12/31/95
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
CEMI....................      100.00       127.61       105.57       122.77       100.02       140.05       179.27       209.59
S&P 500.................      100.00       108.35       113.64       119.27       115.24       120.85       145.27       166.26
GIC.....................      100.00       177.41       270.47       393.12       396.60       417.46       532.24       325.26

CEMI....................
S&P 500.................
GIC.....................

EMPLOYMENT ARRANGEMENTS

    In November 1988, Frank M. Drendel entered into an employment agreement with GI Delaware and CommScope, providing for his employment as President and Chief Executive Officer of CommScope for an initial term ending on November 28, 1991. The agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate, on a substantially similar basis as the presidents of the other broadband divisions of the Company, in any management incentive compensation plan for executive officers that the Company maintains. Commencing on November 29, 1989 (subject to early termination by reason of death or disability or for cause), the agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the agreement, Mr. Drendel is eligible to participate in all benefit plans available to CommScope senior executives. The agreement prohibits Mr. Drendel, for a period of five years following the term of the agreement, from engaging in any business in competition with the business of CommScope or the other broadband communications businesses of GI Delaware, in any country where CommScope or GI Delaware's other broadband communications divisions then conduct business.

    The Company and Laurence L. Osterwise entered into an agreement in connection with Mr. Osterwise's resignation as Vice President of the Company and President of the GI Communications division in February 1996. The agreement provides substantially that: (i) Mr. Osterwise will receive up to one year's severance pay, or $335,000; (ii) the remaining 7,500 shares of unvested restricted Common Stock held by Mr. Osterwise have been vested; (iii) Mr. Osterwise was entitled to receive an award under the Annual Incentive Plan for 1995; (iv) Mr. Osterwise will receive up to 12 months' continuation of medical, dental and life insurance benefits; and (v) Mr. Osterwise agreed not to engage in activities adverse to the Company's best interests.

    The Company currently does not have a formal severance policy for executive officers. In October 1993, the Compensation Committee delegated to the Chief Executive Officer the authority to determine severance, on a case-by-case basis, for eligible corporate officers within specified guidelines. These guidelines are as follows: (i) base salary continuation for up to twelve months; (ii) payment of a prorated portion of his target bonus for the year in which the officer is terminated (based on the number of days of employment for that year); and (iii) continuation of medical, dental and life insurance until the earlier of the end of the period of base salary continuation or the individual's eligibility for coverage under another employer's plan. The Chief Executive Officer will, on a case-by-case basis, determine whether terminated officers should receive severance and, if so, will determine, within the guidelines set forth above, severance packages based on his subjective assessment of various factors, including the officer's contribution to the Company, years of service and prior compensation from the Company.

    Except for the General Instrument Corporation Pension Plan for Salaried and Hourly Paid Non-Union Employees (the "GI Pension Plan"), the General Instrument Corporation Supplemental Executive Retirement Plan (the "GI SERP") and the CommScope, Inc. Supplemental Executive Retirement Plan (the "CommScope SERP") described below, the Savings Plan, the CommScope Savings Plan, the 1993 Long-Term Incentive Plan, and the Annual Incentive Plan, and as described above, there are no compensatory plans or arrangements with respect to any of the executive officers named in the Summary Compensation Table which are triggered by, or result from, the resignation, retirement or any other termination of such executive's employment, a change-in-control of the Company or a change in such executive's responsibilities following a change-in-control.

GI PENSION PLAN AND GI SERP

    The following table shows, as of December 31, 1995, estimated aggregate annual benefits payable upon retirement at age 65 under the GI Pension Plan and the GI SERP.

                               PENSION PLAN TABLE

                                                                             ESTIMATED ANNUAL BENEFITS
                                                                               UPON RETIREMENT, WITH
AVERAGE ANNUAL BASIC REMUNERATION                                            YEARS OF SERVICE INDICATED
DURING SIXTY CONSECUTIVE CALENDAR                                   --------------------------------------------
MONTHS PRIOR TO RETIREMENT                                          15 YEARS   20 YEARS   25 YEARS    30 YEARS
------------------------------------------------------------------  ---------  ---------  ---------  -----------
$125,000..........................................................  $  26,181  $  34,908  $  43,635  $    52,362
 150,000..........................................................     31,806     42,408     53,010       63,612
 175,000..........................................................     37,431     49,908     62,385       74,862
 200,000..........................................................     43,056     57,408     71,760       86,112
 225,000..........................................................     48,681     64,908     81,135       97,362
 245,000..........................................................     53,181     70,908     88,635      106,362
 250,000..........................................................     53,181     70,908     88,635      106,362
 300,000..........................................................     53,181     70,908     88,635      106,362

    The  compensation  covered  by  the  GI Pension  Plan  and  the  GI  SERP is substantially that described under the "Salary" column of the Summary Compensation Table. However, pursuant to Section 401(a)(17) of the Internal Revenue Code, the maximum amount of compensation that can be considered in computing benefits under the GI Pension Plan for 1995 was $150,000. Under the GI SERP, compensation for 1995 in excess of $150,000, but not exceeding $245,000, is considered in computing benefits. Accordingly, the total compensation covered by the GI Pension Plan and the GI SERP for the calendar year 1995 for each of Messrs. Friedland, Akerson, Dumit, Ostertag and Osterwise was $245,000. Credited years of service under both the GI Pension Plan and the GI SERP as of December 31, 1995 are as follows: Mr. Friedland, 17 years; Mr. Akerson, 2 years; Mr. Dumit, 4 years; Mr. Ostertag, 17 years; and Mr. Osterwise, 1 year. Mr. Drendel does not participate in the GI Pension Plan or the GI SERP because he is an employee of CommScope. Estimated benefits set forth in the Pension Plan Table were calculated on the basis of a single life annuity and Social Security covered compensation as in effect during 1995. Such estimated benefits are not subject to any deduction for Social Security or other offset amounts.

COMMSCOPE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    CommScope maintains the CommScope SERP for the benefit of certain executives of CommScope and its subsidiaries. The CommScope SERP provides for the payment of a monthly retirement (or early retirement) benefit to participants who retire from CommScope on or after age 65 (or, for early retirement benefits, on or after age 55 with 10 years of service). Frank M. Drendel is the only executive named in the Summary Compensation Table who participates in the CommScope SERP. Mr. Drendel, as well as all other individuals who were participants in the CommScope SERP on August 22, 1990, is fully vested in his benefits under the CommScope SERP and, thus, could retire prior to attaining age 65 (or age 55 in the case of early retirement) and receive a deferred benefit.

    The monthly benefits provided under the CommScope SERP are payable over 15 years and are equal to one-twelfth of a specified percentage, which does not exceed 50%, of the participant's highest consecutive 12 months earnings during the participant's final 60 months of employment. Early retirement benefits are subject to actuarial reductions. Based on compensation earned for the calendar year which ended December 31, 1995, the estimated annual benefit payable to Mr. Drendel on or after attaining age 65 is $132,936.

                        OTHER RELATED PARTY TRANSACTIONS

    An affiliate of Forstmann Little & Co. provides aircraft maintenance services to the Company and charged the Company $2.2 million in 1995 for those services. The Company believes that the terms of these transactions were no less favorable to the Company than the terms which could be obtained from an unrelated third party.

                           CERTAIN LEGAL PROCEEDINGS

    Between October 10 and October 27, 1995, five purported class action complaints were filed in the United States District Court for the Eastern District of Pennsylvania and seven purported class action complaints were filed in the United States Court for the Northern District of Illinois. These complaints name as defendants the Company, certain officers and directors of the Company and, in some cases, Forstmann Little & Co. Plaintiffs allege that the defendants violated federal securities laws by, among other things, making misrepresentations and omitting material facts in statements to the public, thereby allegedly causing the Company's stock price to be artificially inflated. Plaintiffs seek, among other things, unspecified monetary damages and attorneys' fees and costs, on behalf of all shareholders who purchased shares during various periods generally extending from March 21, 1995 through October 18, 1995.

    On October 24, 1995, a purported derivative complaint on behalf of the Company was filed in the United States District Court for the Eastern District of Pennsylvania by Seymour Lazar against each of the Company's current directors, a former executive officer, Forstmann Little & Co., MBO-IV and Instrument Partners. The conduct complained of generally related to the same matters alleged in the class actions described above and to the sale by directors Daniel F. Akerson, John Seely Brown, J. Tracy O'Rourke and Robert S. Strauss, as well as by MBO-IV, Instrument Partners and a former officer of the Company, of shares of the Company's stock while they were allegedly in possession of material non-public information. Plaintiff seeks, among other things, unspecified monetary damages and attorneys' fees and costs.

    On February 20, 1996, an order was issued by the Judicial Panel on Multidistrict Litigation transferring the class and derivative actions described above to the United States Court for the Northern District of Illinois. These actions are in an early stage, with only limited discovery having been commenced.

    On February 9, 1996, a complaint was filed in the United States Court for the Northern District of California captioned BKP PARTNERS, L.P. ET AL. V. GENERAL INSTRUMENT CORPORATION, NLC ACQUISITION CORP. AND NEXT LEVEL COMMUNICATIONS, INC. Plaintiffs, who are some of the former holders of preferred stock of Next Level Communications ("Next Level"), allege, among other things, that the defendants violated federal securities laws by making misrepresentations and omissions and breached fiduciary duties to Next Level in connection with the acquisition by the Company of Next Level in September 1995. Plaintiffs seek, among other things, unspecified compensatory and punitive damages and attorneys' fees and costs. The Company has requested that this action be transferred to the United States District Court for the Northern District of Illinois because of its relationship to the other cases which have been transferred to that court.

    The defendants intend to defend the above-described actions vigorously.

               APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
                         GENERAL INSTRUMENT CORPORATION
                         1993 LONG-TERM INCENTIVE PLAN

1993 LONG-TERM INCENTIVE PLAN -- GENERAL

    The General Instrument Corporation 1993 Long-Term Incentive Plan was originally adopted by the Board of Directors on February 2, 1993, and approved by stockholders at the 1993 Annual

Meeting. The Amended and Restated General Instrument Corporation 1993 Long-Term Incentive Plan (the "1993 Long-Term Incentive Plan") was approved by the Board of Directors on February 3, 1994 and approved by the stockholders at the 1994 Annual Meeting. The 1993 Long-Term Incentive Plan provides for granting of options, stock appreciation rights, restricted stock, performance units, performance shares and phantom stock to employees of the Company and its subsidiaries and granting of options to non-employee directors of the Company (collectively or individually, "Awards"). As of the date of this Proxy Statement, the Company has granted, and the Company's current intention is to grant, only nonqualified stock options and shares of restricted stock pursuant to the 1993 Long-Term Incentive Plan.

    At the 1996 Annual Meeting, stockholders will be asked to consider and vote on a proposal to amend the 1993 Long-Term Incentive Plan.

PROPOSED AMENDMENT

    The Company's Board of Directors and Compensation Committee approved, subject to the approval of the stockholders at the 1996 Annual Meeting, an amendment to the 1993 Long-Term Incentive Plan to increase by 6,000,000 the number of shares of Common Stock which may from time to time be made the subject of awards thereunder. If the amendment to the 1993 Long-Term Incentive Plan is approved, the total number of shares of Common Stock which may be made the subject of awards thereunder will be increased to 16,880,000 and, based on that number of shares, the maximum number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any individual during the term of the Plan would be 3,376,000.

    One of the Company's principal methods to attract and retain key employees is the grant of Options pursuant to the 1993 Long-Term Incentive Plan. The Company believes that it is in the best interests of the Company to increase the maximum number of shares that may be made subject to Awards under the 1993 Long-Term Incentive Plan in order (i) to continue to attract and retain key employees and (ii) to provide additional incentive and reward opportunities to current employees to encourage them to enhance the profitable growth of the Company. Less than 100,000 shares remain available under the 1993 Long-Term Incentive Plan as of February 28, 1996. If the amendment to the 1993 Long-Term Incentive Plan is approved, an additional 6,000,000 shares of Common Stock would be made available for awards thereunder, of which options to purchase approximately 500,000 shares were granted in February 1996 to certain officers (one of whom is also a director) subject to stockholder approval of such amendment.

    The foregoing amendment will become effective upon approval by the Company's stockholders, and that approval will be a condition to the grant of awards in respect of the additional 6,000,000 shares under the 1993 Long-Term Incentive Plan, including the conditional grants with respect to approximately 500,000 of such shares awarded in February 1996. Although such approval will not necessarily result immediately in the grant of additional options or the grant of stock appreciation rights or performance awards, it is expected the Compensation Committee will make periodic grants of nonqualified stock options in furtherance of the goals described in the "Compensation Committee Report on Compensation of Executive Officers of the Company."

    The principal provisions of the 1993 Long-Term Incentive Plan, as proposed to be amended, are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the 1993 Long-Term Incentive Plan, including the proposed amendment, the entire text of which is attached as Exhibit A and incorporated by reference. All defined terms used below have the meaning set forth in the 1993 Long-Term Incentive Plan, unless otherwise indicated.

PURPOSE OF THE 1993 LONG-TERM INCENTIVE PLAN

    The Board of Directors believes that the Awards provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide those employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

DESCRIPTION OF THE 1993 LONG-TERM INCENTIVE PLAN

    The 1993 Long-Term Incentive Plan is administered by the plan Committee initially consisting of at least three directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act, but the number of directors on the Committee may be changed in accordance with law. In addition, with respect to Awards granted or to be granted to participants who are not subject to Section 16 of the Exchange Act, the authority of the Committee may be exercised by the full Board or by a committee, consisting of at least one director, appointed by the Board. The Committee will (i) select those employees to whom Awards will be granted, and (ii) determine the type, the size and the terms and conditions of Awards, including the per share purchase price of restricted stock and Options, the vesting provisions of restricted stock, phantom stock and Options, and the restrictions or performance criteria relating to restricted stock, phantom stock, performance units and performance shares. The Committee will also construe and interpret the 1993 Long-Term Incentive Plan. The Committee has the authority to cancel outstanding Awards and make adjustments to outstanding Awards with the consent of the Grantee and to accelerate the exercisability of Awards or to waive the restrictions and conditions applicable to Awards. In November 1995, the "repricing" of 2.5 million options granted in September 1995 to certain employees (none of whom are executive officers) in connection with the acquisition of Next Level was authorized by authorizing the cancellation of such outstanding options, the exercise price per share of which was $30.625 per share, and the grant of the same number of new options at an exercise price of $20.75 per share, the closing market price on the effective date of grant.

    The maximum number of shares of Common Stock with respect to which Options and stock appreciation rights may be granted to any individual over the term of the plan is one-fifth of the maximum number of shares of Common Stock that may be made the subject of Awards under the 1993 Long-Term Incentive Plan. The maximum number of shares of Common Stock that may be made the subject of Awards granted under the 1993 Long-Term Incentive Plan, as proposed to be amended, is 16,880,000 and, based on that number of shares, the maximum number of shares of Common Stock with respect to which Options and stock appreciation rights may be granted to any individual is 3,376,000. In the event of any Change in Capitalization, however, the Committee may adjust the maximum number and class of shares with respect to which Awards may be granted, the number and class of shares which are subject to outstanding Awards and the purchase price therefor. In addition, if any Award is cancelled or expires or terminates without having been exercised, the shares of Common Stock subject to that Award again become available for grant under the 1993 Long-Term Incentive Plan. Of the total number of shares allotted under the Plan, not more than one-third may be used for restricted stock and phantom stock Awards.

    ELIGIBILITY. Any of the Company's and its Subsidiaries' approximately 12,000 employees and any of the Company's non-employee directors is eligible to participate in the 1993 Long-Term Incentive Plan. In July 1993 (as adjusted on February 15, 1995 to reflect the two-for-one split of the Common Stock in August
1994), the Company formally adopted its policy that each non-employee director will be granted Nonqualified Stock Options to purchase 80,000 shares of Common Stock pursuant to the 1993 Long-Term Incentive Plan in connection with their initial election to the Board.

    OPTIONS. Under the Company's policy and pursuant to the 1993 Long-Term Incentive Plan, the Committee grants to each non-employee director of the Company Nonqualified Stock Options to purchase 80,000 shares of Common Stock. In addition, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to any eligible employee of the Company or its Subsidiaries. The per share exercise price of the Options is fixed by the Committee when the Options are granted and must be at least 100% of the Fair Market Value of the Common Stock on the Option Grant Date (110% in the case of an Incentive Stock Option granted to a 10% Owner).

    Each Option will be exercisable at the times and in the installments determined by the Committee, commencing not earlier than the first anniversary of the Option Grant Date. All outstanding Options will become fully exercisable upon a Change of Control. In addition, the Committee reserves the authority to accelerate the exercisability of any Option. Each Option terminates at the time determined by the Committee, except that the term of each Option may not exceed ten years (five years in the case of an Incentive Stock Option granted to a 10% Owner). Options are not transferable by the Grantee other than as permitted pursuant to Rule 16b-3 and may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative. In the discretion of the Committee, the purchase price for shares acquired pursuant to the exercise of an Option may be paid (i) in cash, (ii) by transferring shares of restricted or unrestricted Common Stock to the Company, or (iii) by a combination of the foregoing.

    STOCK APPRECIATION RIGHTS. The 1993 Long-Term Incentive Plan permits the granting of stock appreciation rights to employees of the Company or a Subsidiary in connection with an Option or other Award or as a freestanding right. A stock appreciation right permits the Grantee to receive, upon exercise of the stock appreciation right, cash and/or shares, at the discretion of the Committee, equal in value to the excess, if any, of the then per share Fair Market Value over the per share Fair Market Value on the Grant Date of the stock appreciation right, multiplied by the number of shares as to which the stock appreciation right is being exercised. When a stock appreciation right is granted, however, the Committee may establish a limit on the maximum amount the Grantee may receive upon exercise of the stock appreciation right. The Committee will decide when each stock appreciation right is granted the time or times when the stock appreciation right will be exercisable, commencing not earlier than the first anniversary of the Grant Date. However, the Committee reserves the authority to thereafter accelerate the exercisability of any stock appreciation right.

    RESTRICTED STOCK. The Committee will determine when each restricted stock Award is made, the terms of the restricted stock Award, including the price, if any, to be paid by the Grantee for the restricted stock, the restrictions placed on the shares and the time or times when the restrictions will lapse. In addition, when the restricted stock is granted under the Plan, the Committee may, in its discretion, decide: (i) whether dividends paid on the restricted stock will be remitted to the Grantee or deferred until the restrictions on the restricted stock Award lapse, (ii) whether any deferred dividends will be invested in additional shares of Common Stock, (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock, (iv) whether any stock dividends paid on the restricted stock Award will be subject to the restrictions applicable to the restricted stock award, and (v) whether, and to what extent, the restrictions on the restricted stock shall lapse upon a Change of Control.

    PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares will be awarded as the Committee may determine, and the vesting of performance units and performance shares will be based upon the Company's attainment of specified performance objectives within the established performance period (the "Measuring Period"). Performance objectives and the length of the Measuring Period for performance units and performance shares will be determined by the Committee when the Award is made, but no Measuring Period will be less than one year nor more than five years. Prior to the end of a Measuring Period, the Committee, in its discretion, may adjust the performance objectives to reflect any Change in Capitalization or other event which may materially affect the performance of the Company or any Subsidiary. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of the Awards, including those applicable in the event of the Grantee's Termination of Employment or a Change of Control. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of vested performance units will be made in cash, shares, shares of restricted stock or any combination of the foregoing, as determined by the Committee. Performance shares are initially denominated in shares of Common Stock, but the Committee may ultimately settle performance share Awards in cash, shares of Common Stock or a combination thereof, at its discretion.

    PHANTOM STOCK. The Committee may grant phantom stock to employees employed outside the United States, subject to the terms and conditions established by the Committee. Upon the vesting of a phantom stock Award, the Grantee will be entitled to receive a cash payment in respect of each share of phantom stock equal to the Fair Market Value of a share of Common Stock as of the date the phantom stock Award was granted or such other date as determined by the Committee when the phantom stock Award was granted. The Committee may, when a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

    TANDEM AWARDS. The 1993 Long-Term Incentive Plan provides that the Committee may grant any Award in tandem with another Award. Unless otherwise provided by the Committee, upon the exercise, payment or forfeiture of one tandem Award, the related tandem Award will be cancelled to the extent of the number of shares as to which the tandem Award is so exercised, paid or forfeited.

    AMENDMENT AND TERMINATION. The 1993 Long-Term Incentive Plan will terminate on February 2, 2003. However, the Board of Directors may sooner terminate or amend the 1993 Long-Term Incentive Plan at any time without stockholder approval, except where stockholder approval is required to retain the favorable tax treatment of Incentive Stock Options under the Internal Revenue Code, to retain the Rule 16b-3 exemptions applicable to Awards or to qualify the shares offered under the 1993 Long-Term Incentive Plan for listing on any securities exchange. The termination of the Plan will not affect then outstanding Awards.

    AWARDS MADE UNDER THE 1993 LONG-TERM INCENTIVE PLAN. The Committee has made grants of Nonqualified Stock Options under the 1993 Long-Term Incentive Plan to officers, key employees and non-employee directors. In February 1996, the Committee made grants of approximately 500,000 Nonqualified Stock Options to officers (one of whom is also a director) under the 1993 Long-Term Incentive Plan, subject to stockholder approval of the amendment to the 1993 Long-Term Incentive Plan to increase by 6,000,000 the number of shares of Common Stock which may be made the subject of awards under the plan. Options granted to officers and key employees in 1995 and February 1996 (other than Options granted in 1995 to certain key employees in connection with the acquisition of Next Level) are subject to the following terms. Each Option is exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date. The maximum term during which the Options may be exercised is ten years. However, if a Grantee's employment is terminated due to death, disability or retirement, the Grantee's Option will be exercisable for a period of one year after the termination of employment, and if the Grantee's employment is terminated for any other reason, the Grantee's Option will be exercisable for a period of 30 days after the termination of employment, in each case, to the extent that the Option was exercisable on the date of termination.

    Options granted in connection with the acquisition of Next Level to certain employees who were founders of Next Level (the "Next Level Founders Options") and to certain other key employees (the "Next Level Employee Options") are subject to the following terms. A portion of each Next Level Employee Option will become exercisable quarterly based on sales of Next Level for that quarter through March 31, 2000. The Next Level Employee Option would be fully exercisable if Next Level's sales were to reach $450 million on or before March 31, 2000. Next Level Employee Options will not become exercisable with respect to any additional shares of Common Stock based on Next Level's sales after March 31, 2000. The Next Level Employee Options are exercisable for a period of ten years. Each Next Level Employee Option will become exercisable with respect to any shares as to which it is not yet exercisable 30 days prior to the end of such ten-year period provided that the Grantee remains an employee of Next Level or a subsidiary of the Company at that time. If a Grantee voluntarily terminates his or her employment or if the Company or any subsidiary of the Company terminates a Grantee's employment for "cause" (as defined in the option agreement), the Grantee may exercise the

Next Level Employee Option for 30 days after such termination only with respect to those shares as to which the Next Level Employee Option was then exercisable. If the Grantee's employment terminates for any other reason, the Next Level Employee Option will become exercisable according to the vesting schedule described above.

    A portion of each Next Level Founders Option (the "Contingent Shares") will vest according to the same terms as the Next Level Employee Options with the following exceptions. If the Company or a subsidiary of the Company terminates the Grantee's employment without "cause" (as defined in the option agreement), the Next Level Founders Option will become exercisable immediately upon such termination with respect to an aggregate of 500,000 Contingent Shares. In addition, each Next Level Founders Option will become exercisable to purchase a specified number of shares of Common Stock (the "Fixed Shares") on March 27, 1997. If a Grantee voluntarily terminates his or her employment prior to March 27, 1997, the Next Level Founders Option will terminate and expire with respect to the Fixed Shares. If a Grantee voluntarily terminates his or her employment on or after March 27, 1997, the Next Level Founders Option will remain exercisable with respect to the Fixed Shares for 30 days after termination. If a Grantee's employment terminates for any other reason, the Next Level Founders Option will vest with respect to the Fixed Shares and will be exercisable until the expiration of the ten-year period, except that if the Company or a subsidiary of the Company terminates such Grantee's employment for "cause," the Next Level Founders Option will be exercisable with respect to the Fixed Shares until the later of 30 days after March 27, 1997 or 30 days after such termination for "cause."

    All Options granted to non-employee directors in connection with their initial election as directors of the Company are subject to the following terms. Each Option is exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date. The maximum term during which the Options may be exercised is ten years. If a director ceases to serve as a director of the Company for any reason, the Option will be exercisable, during the remaining term of the Option, to the extent that the Option was exercisable on the date the director ceases to serve as a director.

    Future awards under the 1993 Long-Term Incentive Plan are not determinable because they are made at the discretion of the Compensation Committee. The following table sets forth information concerning the Options that were granted pursuant to the 1993 Long-Term Incentive Plan from January 1, 1995 through February 28, 1996, but such grants are not necessarily indicative of awards that may be made in the future.

                               NEW PLAN BENEFITS

                                                                                 SHARES SUBJECT TO
                                                                                OPTIONS GRANTED FROM
                                                                                  JANUARY 1, 1995
                                                                                THROUGH FEBRUARY 28,
                                                                                  1996 UNDER 1993
                                                                                LONG-TERM INCENTIVE
NAME AND POSITION                                                                   PLAN (#) (1)
-----------------------------------------------------------------------------  ----------------------
Richard S. Friedland ........................................................             810,000
 Chairman of the Board of Directors, Chief Executive Officer and President
Daniel F. Akerson ...........................................................             200,000
 Director of the Company and Former Chairman of the Board of Directors and
 Chief Executive Officer
Frank M. Drendel ............................................................              48,000
 Chairman, President and Chief Executive Officer of CommScope and Director of
 the Company
Thomas A. Dumit .............................................................              66,000
 Vice President, General Counsel and Chief Administrative Officer
Ronald A. Ostertag ..........................................................              54,000
 Vice President and President, Power Semiconductor Division
Laurence L. Osterwise .......................................................              31,000
 Former Vice President and President, GI Communications Division
All current executive officers who were granted options, as a group (includes           1,227,000
 11 persons, including those named above other than Messrs. Akerson and
 Osterwise)..................................................................
All current directors (including nominees for director) who are not executive             280,000
 officers who were granted options, as a group (2 persons, including Mr.
 Akerson)....................................................................
All employees (other than current executive officers) who were granted                  5,843,772
 options, as a group (1,112 persons) (2).....................................

------------------------
(1) Of the options listed in the New Plan Benefits table, Options to purchase the following number of shares granted to the following individuals in February 1996 are subject to stockholder approval of the amendment to the 1993 Long-Term Incentive Plan to increase by 6,000,000 the number of shares available for Awards thereunder: Mr. Friedland, 250,000 shares; Mr. Drendel, 24,000 shares; Mr. Dumit, 42,000 shares; Mr. Ostertag, 30,000 shares; all current executive officers as a group (including those named above), 489,000 shares; and all employees as a group (other than current executive officers), 10,800 shares. The exercise price of such Options is the per share closing price of Common Stock on the date of grant, which exercise price per share is $26.75 for such Option granted to Mr. Friedland and $27.25 for such Options granted to the other grantees.

(2) Does not include 2.5 million options which were granted in September 1995 and subsequently cancelled in November 1995, but does include the 2.5 million options granted in November 1995 in connection with such cancellation.

    The per share exercise price of each Option granted is the per share closing price of Common Stock on the date of grant, as reported on the New York Stock Exchange Composite Tape. The per share exercise price of Options granted from January 1, 1995 through February 28, 1996 ranges from $18.875 to $39.50.

    The per share closing price of Common Stock on March 14, 1996, as reported on the New York Stock Exchange Composite Tape, was $25.50.

    Adoption of the amendment to the 1993 Long-Term Incentive Plan requires approval by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS UNDER THE 1993 LONG-TERM INCENTIVE PLAN

    In general, a Grantee to whom a Nonqualified Stock Option is granted will recognize no income when the Option is granted. Upon exercise of the Nonqualified Stock Option, the Grantee will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the Option. If the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Grantee recognizes ordinary income, subject to any deduction limitation under
Section 162(m).

    In general, a Grantee will not recognize taxable income upon grant or exercise of an Incentive Stock Option, and the Company and its Subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option. (However, upon the exercise of an Incentive Stock Option, the excess of the fair market value on the date of exercise of the shares received over the exercise price of shares will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the Grantee generally must be an employee of the Company or a Subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except that special rules apply in the case of death or disability.

    If the Grantee has held the shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the Grantee, the difference, if any, between the sales price of the shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the Grantee does not satisfy these holding period requirements, the Grantee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If the Grantee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale in excess of the exercise price of the Option. The Company and its Subsidiaries will be allowed a business expense deduction to the extent the Grantee recognizes ordinary income, subject to any deduction limitation under Section 162(m).

    Upon exercise of a stock appreciation right, the Grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares received on the exercise date. If the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Grantee of a stock appreciation right recognizes ordinary income, subject to any deduction limitation under Section 162(m).

    Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the stock option and stock appreciation rights portions of the 1993 Long-Term Incentive Plan with the intention that compensation resulting therefrom would be qualified "performance-based compensation" and would be deductible. To qualify, the Company is seeking stockholder approval of the amendment to the 1993 Long-Term Incentive Plan. If the Company were to grant awards of restricted stock or to grant (and it has no current intention to grant) awards of performance units, performance shares or phantom stock, compensation deductions attributable to those awards would be subject to the general disallowance provisions of Section 162(m) of the Internal Revenue Code.

    Special rules may apply to a Grantee who is subject to Section 16(b) of the Exchange Act.

    Under certain circumstances, the accelerated vesting or exercise of Options or stock appreciation rights, or the accelerated lapse of restrictions on other Awards, in connection with a Change of Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the Grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1993 LONG-TERM INCENTIVE PLAN. PROXIES WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE 1993 LONG-TERM INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

             STOCKHOLDER PROPOSAL RELATING TO THE DECLASSIFICATION
                           OF THE BOARD OF DIRECTORS

    The Service Employees International Union Master Trust (SEIU), 1313 L Street N.W., Washington, D.C. 20005, the owner of 48,200 shares of common stock, has notified the Company of its intention to introduce the following proposal for consideration and action by the stockholders at the 1996 Annual Meeting:

        "BE IT RESOLVED: That the stockholders of General Instrument urge that the Board of Directors take the necessary steps to declassify the Board of Directors for the purpose of director elections. The Board declassification shall be done in a manner that does not affect the unexpired terms of directors previously elected."

    The Board of Directors intends to submit to stockholders at the 1997 Annual Meeting, and to recommend approval of, a proposal to amend the Company's certificate of incorporation to declassify the Board of Directors. Accordingly, the Board of Directors recommends a vote FOR approval of the Stockholder Proposal.

    Adoption of the Stockholder Proposal requires the approval by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon. Adoption of the Stockholder Proposal will not, however, immediately result in the declassification of the Board of Directors. Declassification would require an amendment to the Company's certificate of incorporation to delete provisions requiring a classified Board of Directors. The Board of Directors intends to propose to stockholders such amendment at the 1997 Annual Meeting. Approval of this amendment to the certificate of incorporation will require the affirmative vote of a majority of the outstanding shares, assuming a quorum is present, at the 1997 Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCKHOLDER PROPOSAL. PROXIES WILL BE VOTED FOR APPROVAL OF THE STOCKHOLDER PROPOSAL UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Deloitte & Touche LLP, as independent auditors for the fiscal year ending December 31, 1996, upon the recommendation of its Audit Committee. Deloitte & Touche LLP has served as auditors for the Company since September 1990. A representative of Deloitte & Touche LLP will be in attendance at the 1996 Annual Meeting with the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of Morrow & Co., Inc., which firm will be paid a fee of $5,500, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

                       STOCKHOLDER PROPOSALS FOR THE 1997
                         ANNUAL MEETING OF STOCKHOLDERS

    Stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at an Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1997 Annual Meeting must be received by the Company no later than November 15, 1996. Proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the Company. Proposals may be included in the proxy statement for the 1997 Annual Meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

    The Company knows of no other matter to be brought before the 1996 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Ms. Susan M. Meyer, Secretary, General Instrument Corporation, 8770 West Bryn Mawr Avenue, Chicago, Illinois 60631.

                                          By order of the Board of Directors,

                                          /s/ Susan M. Meyer
                                          Susan M. Meyer
                                          Secretary

Chicago, Illinois
March 15, 1996

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                         GENERAL INSTRUMENT CORPORATION

                         1993 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                      ---------
 1.        Establishment, Purpose and Effective Date and Termination of the FLGI Holding Corp. Stock Option Plan....  A-3
           (a)        Establishment.................................................................................  A-3
           (b)        Purpose.......................................................................................  A-3
           (c)        Effective Date................................................................................  A-3
           (d)        Termination of the FLGI Holding Corp. Stock Option Plan.......................................  A-3
 2.        Definitions..............................................................................................  A-3
 3.        Scope of the Plan........................................................................................  A-6
           (a)        Number of Shares Available Under the Plan.....................................................  A-6
           (b)        Reduction in the Available Shares in Connection with Award Grants.............................  A-7
           (c)        Effect of the Expiration or Termination of Awards.............................................  A-7
           (d)        Maximum Number of Options and Stock Appreciation Rights to any Individual Grantee.............  A-7
 4.        Administration...........................................................................................  A-7
           (a)        Committee Administration......................................................................  A-7
           (b)        Board Reservation and Delegation..............................................................  A-7
           (c)        Committee Authority...........................................................................  A-8
           (d)        Committee Determinations Final................................................................  A-8
 5.        Eligibility..............................................................................................  A-8
 6.        Conditions to Grants.....................................................................................  A-8
           (a)        General Conditions............................................................................  A-8
           (b)        Grant of Options and Option Price.............................................................  A-9
           (c)        Grant of Incentive Stock Options..............................................................  A-9
           (d)        Grant of Shares of Restricted Stock...........................................................  A-10
           (e)        Grant of Stock Appreciation Rights............................................................  A-11
           (f)        Grant of Performance Units and Performance Shares.............................................  A-12
           (g)        Grant of Phantom Stock........................................................................  A-12
           (h)        Tandem Awards.................................................................................  A-12
 7.        Non-transferability......................................................................................  A-12
 8.        Exercise.................................................................................................  A-12
           (a)        Exercise of Options...........................................................................  A-12
           (b)        Exercise of Stock Appreciation Rights.........................................................  A-13
           (c)        Exercise of Peformance Units..................................................................  A-14
           (d)        Payment of Performance Shares.................................................................  A-14
           (e)        Payment of Phantom Stock Awards...............................................................  A-15
           (f)        Special Rules for Section 16 Grantees.........................................................  A-15
           (g)        Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards.............................  A-15
 9.        Effect of Certain Transactions...........................................................................  A-15
10.        Mandatory Withholding Taxes..............................................................................  A-15
11.        Termination of Employment................................................................................  A-16
12.        Securities Law Matters...................................................................................  A-16
13.        No Funding Required......................................................................................  A-16
14.        No Employment Rights.....................................................................................  A-17
15.        Rights as a Stockholder..................................................................................  A-17
16.        Nature of Payments.......................................................................................  A-17
17.        Non-Uniform Determinations...............................................................................  A-17
18.        Adjustments..............................................................................................  A-17
19.        Amendment of the Plan....................................................................................  A-17
20.        Termination of the Plan..................................................................................  A-18
21.        No Illegal Transactions..................................................................................  A-18
22.        Governing Law............................................................................................  A-18
23.        Severability.............................................................................................  A-18

    1. ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE AND TERMINATION OF THE FLGI HOLDING CORP. STOCK OPTION PLAN.

    (a) ESTABLISHMENT. The Company hereby establishes the General Instrument Corporation 1993 Long-Term Incentive Plan (as set forth herein and from time to time amended, the "Plan").

    (b) PURPOSE. The primary purpose of the Plan is to provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

    (c) EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board, subject to the approval of the holders of a majority of the shares of Stock of the Company present or represented by proxy at the annual meeting of stockholders held in 1993.

    (d) TERMINATION OF THE FLGI HOLDING CORP. STOCK OPTION PLAN. Effective upon stockholder approval of this Plan, the FLGI Holding Corp. Stock Option Plan shall terminate and the shares of Stock allotted for stock option grants under that plan, which are not the subject of outstanding options granted under that plan, shall not be available for the granting of any further options or other awards under that plan or any other employee or director plan or arrangement of the Company. The options outstanding under the FLGI Holding Corp. Stock Option Plan shall remain outstanding and exercisable in accordance with their respective terms.

    2. DEFINITIONS.

    As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        (a)   "Award"  means   Options,  shares   of  restricted   Stock,  stock
    appreciation rights, performance units, or performance shares granted under the Plan.

        (b) "Award Agreement" means the written agreement by which an Award is evidenced.

        (c) "Beneficial Owner", "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

        (d) "Board" means the board of directors of the Company.

        (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend, extraordinary dividend, stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

        (f) "Change of Control" means any of the following:

           (i) the acquisition by any Person, other than Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined

       Voting Power of the Company's then outstanding Voting Securities and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis;
       (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred;
       (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

           (ii) the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (iii) approval by stockholders of the Company of:

               (A) a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

                   (1) the stockholders of  the Company, immediately before  the
               Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                   (2) the individuals who were  members of the Incumbent  Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                   (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting
               Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph
               (A) shall be referred to as a "Non-Control Transaction");

               (B) a complete liquidation or dissolution of the Company; or

               (C) the sale or other disposition of all or substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

    Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

        (g)  "Committee" means the committee of  the Board appointed pursuant to
    Article 4.

        (h)  "Company"  means   General  Instrument   Corporation,  a   Delaware
    corporation.

        (i) "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

        (j) "Effective Date" means the date that the Plan is adopted by the Board.

        (k) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

           (i) if the security is listed for trading on the New York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

           (ii) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

          (iii) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

          (iv) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

        (l) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

        (m) "Grantee" means an individual who has been granted an Award.

        (n) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

        (o) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

        (p) "Measuring Period" has the meaning specified in Article 6(f)(ii)(B).

        (q) "Minimum Consideration" means the $.0l par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

        (r) "1934 Act" means the Securities Exchange Act of 1934, as amended.

        (s) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

        (t) "Option" means an option to purchase Stock granted under the Plan.

        (u) "Option Price" means the per share purchase price of (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

        (v) "Performance Percentage" has the meaning specified in Article 6(f)(ii)(C).

        (w) "Person" means a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

        (x) "Plan" has the meaning set forth in Article l(a).

        (y) "SEC" means the Securities and Exchange Commission.

        (z) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

        (aa) "Stock" means common stock, par value $.0l per share, of the Company.

        (bb) "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition.

        (cc) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

        (dd) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 50% of the Voting Power of such Subsidiary.

        (ee) "Voting Power" means the combined voting power of the then outstanding Voting Securities.

        (ff) "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

    3. SCOPE OF THE PLAN.

    (A) NUMBER OF SHARES AVAILABLE UNDER THE PLAN. The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 16,880,000 (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18); PROVIDED, HOWEVER, that, in the aggregate, not more than one-third of the number of allotted shares may be made the subject of restricted Stock and phantom stock Awards under the Plan. The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards.

    (b) REDUCTION IN THE AVAILABLE SHARES IN CONNECTION WITH AWARD GRANTS. Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

       (i) PERFORMANCE UNITS DENOMINATED IN DOLLARS. In connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

       (ii) OTHER AWARDS. In connection with the granting of each Award, other than a performance unit denominated in dollars, the number of shares of
    Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated.

    Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

    (c) EFFECT OF THE EXPIRATION OR TERMINATION OF AWARDS. If and to the extent an Award expires, terminates or is cancelled or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, cancelled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

    Notwithstanding anything contained in this Article 3, the number of shares of Stock available for Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the 1934 Act will continue to be available for transactions involving all current and future Awards. In addition, during the period that any Awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Stock attributable to such Awards for purposes of calculating the maximum number of shares available for the granting of future Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the 1934 Act will continue to be available for transactions involving all current and future Awards.

    (d) MAXIMUM NUMBER OF OPTIONS AND STOCK APPRECIATION RIGHTS TO ANY INDIVIDUAL GRANTEE. No individual Grantee may be granted Options and stock appreciation rights to purchase more than one-fifth of the maximum number of shares of Stock that may be made the subject of Awards under the Plan as set forth in Article 3(a).

    4. ADMINISTRATION.

    (a) COMMITTEE ADMINISTRATION. Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than three "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act; PROVIDED, HOWEVER, that the membership of the Committee shall be subject to such changes (including, if appropriate, a change in the minimum number of members of the Committee) as the Board deems appropriate and permissible to permit transactions pursuant to the Plan to be exempt from potential liability under
Section 16(b) of the 1934 Act.

    (b) BOARD RESERVATION AND DELEGATION. The Board may, in its discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

    (c) COMMITTEE AUTHORITY. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

        (i) to grant Awards,

        (ii) to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

       (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

       (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

        (v) to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

       (vi) to cancel, with the consent of the Grantee, outstanding Awards,

       (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

      (viii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

       (ix) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

        (x) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

    (d) COMMITTEE DETERMINATIONS FINAL. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

    5. ELIGIBILITY.

    Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. In addition, Nonqualified Stock Options may be granted to any nonemployee director of the Company, subject to the limitation set forth in Article 6(b)(ii) and such other terms and conditions as the Committee deems appropriate in promoting the purposes of the Plan.

    6. CONDITIONS TO GRANTS.

    (a) GENERAL CONDITIONS.

        (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

        (ii) The term of each Award (subject to Article 6(c) with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement.

       (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

       (iv) The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

    (b)  GRANT  OF  OPTIONS  AND  OPTION  PRICE.    The  Committee  may,  in its
discretion, grant Options as follows:

       (i) EMPLOYEE OPTIONS. Options to acquire unrestricted Stock or restricted Stock may be granted to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

       (ii) NONEMPLOYEE DIRECTOR OPTIONS. Nonqualified Stock Options to purchase up to an aggregate of 40,000 shares of unrestricted Stock may be granted to any nonemployee director of the Company (other than nonemployee directors who were directors on February 2, 1993) at an Option Price determined by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

    (c) GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

        (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

        (ii) shall have a term of not more than ten years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

       (iii) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

       (iv) shall, if, with respect to any grant, the aggregate Fair Market Value of Stock (determined on the Grant Date) of all Incentive Stock Options previously granted under the Plan and any Other Plans ("Prior Grants") and any Incentive Stock Options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

           (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

           (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of Article 6(c)(iv)(A) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

        (v) shall be granted within ten years from the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

       (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

    (d) GRANT OF SHARES OF RESTRICTED STOCK.

    (i) The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under Article 5 to receive Awards.

    (ii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

        (A) whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

        (B) the per share purchase price of such shares, which may be zero, PROVIDED, HOWEVER, that

           (1) the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share; and

           (2) if such shares are to be granted to a Section 16 Grantee and the purchase price is to be in excess of the Minimum Consideration, to the extent necessary so that such grant qualifies for the exemption provided pursuant to Rule 16b-3 under the 1934 Act, the per share purchase price of any such shares shall be at least 50% of the Fair Market Value of the Stock on the Grant Date;

        (C) the restrictions applicable to such grant; and

        (D) whether the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares and shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

   (iii) Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

        (A) cash, or

        (B) shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

PROVIDED, HOWEVER, that, in the case of payment in shares of restricted or unrestricted Stock,

               (1) the use of shares of restricted or unrestricted Stock in payment of such purchase price by a Section 16 Grantee is subject to the prior receipt by the Company of either an opinion of counsel for the Company or an interpretive or "no action" letter from the staff of the SEC to the effect that such use of stock does not raise the potential for liability under Section 16(b) of the 1934 Act or render inapplicable any exemption otherwise available pursuant to Rule 16b-3 under the 1934 Act; and

               (2) if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

   (iv) The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited

        (A) except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

        (B) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment, or

        (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

    (v) If a share of restricted Stock is forfeited, then

        (A) the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

        (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

        (C) such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

   (vi) Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

    (e) GRANT OF STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights to any employee eligible under Article 5 to receive Awards. When granted, stock appreciation rights may, but need not, be identified with shares of Stock subject to a specific Option awarded to the Grantee (including any Option granted on or before the Grant Date of the stock appreciation rights) in a number equal to or different from the number of stock appreciation rights so granted. If stock appreciation rights are identified with shares of Stock subject to an Option then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated stock appreciation rights shall terminate upon the exercise, expiration, termination, forfeiture, or cancellation of such Option.

    (f) GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.

    (i) The Committee may, in its discretion, grant performance units or performance shares to any employee eligible under Article 5 to receive Awards.

    (ii) Before the grant of any performance unit or performance share, the Committee shall:

        (A) determine performance goals applicable to such grant,

        (B) designate a period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained (the "Measuring Period"), and

        (C) assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

   (iii) In establishing performance goals, the Committee may consider such performance factor or factors as it deems appropriate, including, without limitation, net income, growth in net income, earnings per share, growth of earnings per share, return on equity, or return on capital. The Committee may, at any time, in its discretion, modify performance goals in order to facilitate their attainment for any reason, including, but not limited to, recognition of unusual or nonrecurring events affecting the Company or a Subsidiary, or changes in applicable laws, regulations or accounting principles. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a performance period, the Committee may adjust or eliminate the performance goals as it deems appropriate.

    (g) GRANT OF PHANTOM STOCK. The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under Article 5 to receive Awards and is employed outside the United States. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

    (h) TANDEM AWARDS. The Committee may grant and identify any Award with any other Award granted under the Plan, on terms and conditions determined by the Committee.

    7. NON-TRANSFERABILITY.

    Each Award (other than restricted Stock) granted hereunder shall by its terms not be assignable or transferable, other than as permitted pursuant to the applicable provisions of Rule 16b-3 under the 1934 Act and as provided in the applicable Award Agreement, and may be exercised, during the Grantee's lifetime, only by the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable. Notwithstanding the foregoing, the Grantee may, to the extent provided in the Plan and in a manner specified by the Committee, (a) designate in writing a beneficiary to exercise his or her Options after the Grantee's death, and (b) transfer an Option (other than an Incentive Stock Option), stock appreciation right, performance unit or performance share to a revocable, INTER VIVOS trust as to which the Grantee is both the settlor and the trustee, but in no event shall any such transfer be effective unless the Company shall have received an opinion of counsel for the Company or an interpretive or "no action" letter from the staff of the SEC to the effect that such a transfer does not raise the potential for liability under Section 16(b) of the 1934 Act or render inapplicable any exemption otherwise available pursuant to Rule 16b-3 under the 1934 Act.

    8. EXERCISE.

    (a) EXERCISE OF OPTIONS. Subject to Articles 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; PROVIDED, HOWEVER, that all

Options held by each Grantee shall become fully (100%) exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for twelve months following a hardship distribution to the Grantee, to the extent such exercise is prohibited under Treasury Regulation Section 1.401(k)-l(d)(2)(iv)(B)(4). Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock or restricted Stock subject to the Option. The Option Price of any shares of Stock or restricted Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

        (i) cash,

        (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the exercise of the Option and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

       (iii)  through  simultaneous   sale  through  a   broker  of  shares   of
    unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

    Payment in Stock or restricted Stock may be made, with the consent of the Committee and if the Company obtains an opinion of counsel for the Company or an interpretive or "no action" letter from the staff of the SEC to the effect that no potential liability under Section 16(b) of the 1934 Act would result, by pyramiding (I.E., paying the Option Price with shares of Stock simultaneously acquired by Option exercise).

    If restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the Option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option. If the Option Price for restricted Stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted Stock acquired on exercise of the Option shall be subject to restrictions ("Greater Restrictions") that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted Stock acquired on exercise of the Option shall be subject to such Greater Restrictions.

    Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

    (b) EXERCISE OF STOCK APPRECIATION RIGHTS. Subject to Articles 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, each stock appreciation right shall be exercisable not earlier than the first anniversary of the Grant Date of such stock appreciation right and, if such stock appreciation right is identified with an Option, to the extent such Option may be exercised, unless otherwise provided by the Committee. Stock appreciation rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of stock appreciation rights.

Unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares subject to an Option shall result in the forfeiture of such Option to the extent of such exercise.

    The benefit for each stock appreciation right exercised shall be equal to the excess, if any, of

    (i) the Fair Market Value of a share of Stock on the date of such exercise, over

    (ii) an amount equal to

        (A) in the case of a stock appreciation right identified with a share of Stock subject to an Option, the Option Price of such Option, unless the Committee in the grant of the stock appreciation right specified a higher amount, or

        (B) in the case of any other stock appreciation right, the Fair Market Value of a share of Stock on the Grant Date of such stock appreciation right, unless the Committee in the grant of the stock appreciation right specified a higher amount;

provided that the Committee, in its discretion, may provide that the benefit for any stock appreciation right shall not exceed a maximum amount (I.E., a cap) set by Committee, which cap may be expressed as (i) a percentage of the excess amount described above (not to exceed 100%), (ii) a percentage of the Fair Market Value of a share of Stock on the Grant Date of the stock appreciation right, or (iii) a fixed dollar amount. The benefit upon the exercise of a stock appreciation right shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee.

    (c) EXERCISE OF PERFORMANCE UNITS.

    (i) Subject to Articles 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

    (ii) The benefit for each performance unit exercised shall be an amount equal to the product of

        (A) the Unit Value (as defined below), multiplied by

        (B) the Performance Percentage attained during the Measuring Period for such performance unit.

   (iii) The Unit Value shall be, as specified by the Committee,

        (A) a dollar amount,

        (B) an amount equal to the Fair Market Value of a share of Stock on the Grant Date,

        (C) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

        (D) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

   (iv) The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

    (d) PAYMENT OF PERFORMANCE SHARES. Subject to Articles 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award

Agreement, if the minimum performance goals specified by the Committee with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

    (e) PAYMENT OF PHANTOM STOCK AWARDS. Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the Committee at the time the phantom stock Award was granted. The Committee may, at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

    (f) SPECIAL RULES  FOR SECTION 16  GRANTEES.  No  stock appreciation  right,
Option, performance unit (if the benefit payable with respect to such performance unit is to be determined by reference to the Fair Market Value of the Stock on the date the performance unit is deemed to be exercised) or performance share shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, except as may be exempt from Section 16(b) of the 1934 Act pursuant to Rule 16a-2(d) under the 1934 Act.

    (g) EXERCISE, CANCELLATION, EXPIRATION OR FORFEITURE OF TANDEM AWARDS. Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any other Award (the "Tandem Award") pursuant to
Article 6(h), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, cancelled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

    9. EFFECT OF CERTAIN TRANSACTIONS.

    With respect to any Award which relates to Stock, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms and each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

    10. MANDATORY WITHHOLDING TAXES.

    The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with the receipt of shares pursuant to an Option exercise or the vesting or payment of another type of Award (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such shares or payment of such Award. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 10, a Grantee may make a written election, which may be accepted or rejected at the discretion of the Committee (the "Tax Election"), to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of a Section 16 Grantee either: (i) in the case of a Taxable Event involving any Award (A) the Tax Election is made at least six months prior to the date of the Taxable Event and
(B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option or a stock appreciation right (A) the Grantee makes the Tax Election at least six months after the date the Option or stock appreciation right was granted,
(B) the Option or stock appreciation right is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option or stock appreciation right is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment or vesting of an Award which does not involve the exercise of an Option or a stock appreciation right (A) the Grantee makes the Tax Election at least six months after the date the Award was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or
(y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to the Award. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Article 10 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the 1934 Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the 1934 Act.

    11. TERMINATION OF EMPLOYMENT.

    The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

    12. SECURITIES LAW MATTERS.

    (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

    (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

    (c) Notwithstanding any provision of the Plan or any Award Agreement to the contrary, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

    13. NO FUNDING REQUIRED.

    Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

    14. NO EMPLOYMENT RIGHTS.

    Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

    15. RIGHTS AS A STOCKHOLDER.

    A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

    16. NATURE OF PAYMENTS.

    Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

    17. NON-UNIFORM DETERMINATIONS.

    Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

    18. ADJUSTMENTS.

    In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

    (a) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

    (b) the number and class of shares of Stock or other stock or securities covered by an Award,

    (c) the Option Price applicable to outstanding Options,

    (d) the terms of performance unit and performance share grants, and

    (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights, performance units, performance shares or phantom stock.

    19. AMENDMENT OF THE PLAN.

    The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code, (b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

    20. TERMINATION OF THE PLAN.

    The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

    21. NO ILLEGAL TRANSACTIONS.

    The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

    22. GOVERNING LAW.

    Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

    23. SEVERABILITY.

    If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

                         GENERAL INSTRUMENT CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 1996

     The undersigned hereby appoints Thomas A. Dumit and Richard C. Smith, each of them, his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Hyatt Regency - O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, on Wednesday April 24, 1996 at 3:00 p.m., Central Time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 15, 1996, and Annual Report to Stockholders for 1995.



                           (CONTINUED ON REVERSE SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                            /X/ PLEASE MARK
                                                               YOUR CHOICES
                                                                LIKE THIS


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS.
   For the election of Daniel F. Akerson, Frank M. Drendel, Steven B. Klinsky and Robert S. Strauss as Directors, except as indicated.

                            FOR             WITHHELD FOR ALL

                            / /                  / /

     INSTRUCTION:
     To withhold authority to vote for any INDIVIDUAL nominee, strike a line through the nominee's name.


2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED GENERAL INSTRUMENT CORPORATION 1993 LONG-TERM INCENTIVE PLAN.

                        FOR      AGAINST      ABSTAIN
                        / /        / /          / /

3.  STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.

                        FOR      AGAINST      ABSTAIN
                        / /        / /          / /


THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ACCOMPANYING ENVELOPE AND MAILED IN THE UNITED STATES.

Dated: ________________________________________________________________, 1996

Signature ___________________________________________________________________

Signature ___________________________________________________________________

Please sign exactly as your name appears on this Proxy. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name, by duly authorized officer. If a partnership, please sign full partnership name by authorized person. If shares are held jointly, each stockholder named should sign.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996

    The undersigned hereby appoints Thomas A. Dumit and Richard C. Smith, each of them, his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Hyatt Regency - O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, on Wednesday April 24, 1996 at 3:00 p.m., Central Time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 15, 1996, and Annual Report to Stockholders for 1995.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

       1.  ELECTION OF DIRECTORS.                                           2.
           For the election of Daniel F. Akerson, Frank M. Drendel,
           Steven  B. Klinsky  and Robert S.  Strauss as Directors,
           EXCEPT AS INDICATED.

           / / FOR       / / WITHHELD FOR ALL

INSTRUCTION:

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THE NOMINEE'S NAME.


       2.  PROPOSAL  TO APPROVE  THE AMENDMENT  TO THE  AMENDED AND
           RESTATED GENERAL INSTRUMENT  CORPORATION 1993  LONG-TERM
           INCENTIVE PLAN.


            / / FOR   / / AGAINST   / / ABSTAIN


                          (CONTINUED ON REVERSE SIDE)

3. STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.

      / / FOR      / / AGAINST      / / ABSTAIN

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                                                                                          PLEASE FILL IN, DATE, SIGN
                                                                                                          AND  RETURN THIS  PROXY IN
                                                                                                          THE ACCOMPANYING ENVELOPE.
                                                                                                          NO POSTAGE IS REQUIRED  IF
                                                                                                          RETURNED    IN   THE   AC-
                                                                                                          COMPANYING  ENVELOPE   AND
                                                                                                          MAILED   IN   THE   UNITED
                                                                                                          STATES.
                                                                                                          Dated: , 1996
                                                                                                          Signature
                                                                                                          Signature

                                                                                                          Please  sign  exactly   as
                                                                                                          your  name appears on this
                                                                                                          Proxy.   If   acting    as
                                                                                                          executor,   administrator,
                                                                                                          trustee,  guardian,  etc.,
                                                                                                          you   should  so  indicate
                                                                                                          when   signing.    If    a
                                                                                                          corporation,  please  sign
                                                                                                          the full  corporate  name,
                                                                                                          by duly authorized
                                                                                                          officer. If a partnership,
                                                                                                          please sign full
                                                                                                          partnership name by
                                                                                                          authorized    person.   If
                                                                                                          shares are  held  jointly,
                                                                                                          each   stockholder   named
                                                                                                          should sign.

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996

    The undersigned hereby authorizes and directs State Street Bank and Trust Company, as trustee of the CommScope, Inc. Employees Profit Sharing and Savings Plan, to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Hyatt Regency -- O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, on Wednesday, April 24, 1996 at 3:00 P.M., Central Time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 15, 1996, and Annual Report to Stockholders for 1995.

    The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS.

    / / FOR the election of Daniel F. Akerson, Frank M. Drendel, Steven B. Klinsky and Robert S. Strauss as Directors, except as indicated.

    / / WITHHOLD AUTHORITY to vote for all nominees in such election.

INSTRUCTION: TO  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED GENERAL INSTRUMENT CORPORATION 1993 LONG-TERM INCENTIVE PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3.STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES FOR WHICH THE TRUSTEE RECEIVES PROPER VOTING INSTRUCTIONS.

                                           PLEASE FILL IN, DATE, SIGN AND RETURN
                                           THIS  PROXY   IN   THE   ACCOMPANYING
                                           ENVELOPE.  NO POSTAGE  IS REQUIRED IF
                                           RETURNED IN THE ACCOMPANYING ENVELOPE
                                           AND MAILED IN THE UNITED STATES.
                                           Dated: ________________________, 1996
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature

                                           Please  sign  exactly  as  your  name
                                           appears  on this Proxy.  If acting as
                                           executor,   administrator,   trustee,
                                           guardian,   etc.,   you   should   so
                                           indicate   when    signing.   If    a
                                           corporation,  please  sign  the  full
                                           corporate name,  by  duly  authorized
                                           officer.  If  a  partnership,  please
                                           sign   full   partnership   name   by
                                           authorized person. If shares are held
                                           jointly,   each   stockholder   named
                                           should sign.

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996

    The undersigned hereby authorizes and directs State Street Bank and Trust Company, as trustee of the General Instrument Corporation Savings Plan, to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Hyatt Regency -- O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, on Wednesday, April 24, 1996 at 3:00 P.M., Central Time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 15, 1996, and Annual Report to Stockholders for 1995.

    The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS.

    / / FOR the election of Daniel F. Akerson, Frank M. Drendel, Steven B. Klinsky and Robert S. Strauss as Directors, except as indicated.

    / / WITHHOLD AUTHORITY to vote for all nominees in such election.

INSTRUCTION: TO  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED GENERAL INSTRUMENT CORPORATION 1993 LONG-TERM INCENTIVE PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3.STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN THE SAME
PROPORTION AS THE SHARES FOR WHICH THE TRUSTEE RECEIVES PROPER VOTING INSTRUCTIONS.

                                           PLEASE FILL IN, DATE, SIGN AND RETURN
                                           THIS  PROXY   IN   THE   ACCOMPANYING
                                           ENVELOPE.  NO POSTAGE  IS REQUIRED IF
                                           RETURNED IN THE ACCOMPANYING ENVELOPE
                                           AND MAILED IN THE UNITED STATES.
                                           Dated: ________________________, 1996
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature

                                           Please  sign  exactly  as  your  name
                                           appears  on this Proxy.  If acting as
                                           executor,   administrator,   trustee,
                                           guardian,   etc.,   you   should   so
                                           indicate   when    signing.   If    a
                                           corporation,  please  sign  the  full
                                           corporate name,  by  duly  authorized
                                           officer.  If  a  partnership,  please
                                           sign   full   partnership   name   by
                                           authorized person. If shares are held
                                           jointly,   each   stockholder   named
                                           should sign.

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996

    The undersigned hereby authorizes and directs Banco Santander Puerto Rico, as trustee of the General Instrument (Puerto Rico), Inc. Savings Plan, to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Hyatt Regency -- O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois, on Wednesday, April 24, 1996 at 3:00 P.M., Central Time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 15, 1996, and Annual Report to Stockholders for 1995.

    The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS.

    / / FOR the election of Daniel F. Akerson, Frank M. Drendel, Steven B. Klinsky and Robert S. Strauss as Directors, except as indicated.

    / / WITHHOLD AUTHORITY to vote for all nominees in such election.

INSTRUCTION: TO  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED GENERAL INSTRUMENT CORPORATION 1993 LONG-TERM INCENTIVE PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3. STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES FOR WHICH THE TRUSTEE RECEIVES PROPER VOTING INSTRUCTIONS.

                                           PLEASE FILL IN, DATE, SIGN AND RETURN
                                           THIS   PROXY   IN   THE  ACCOMPANYING
                                           ENVELOPE. NO POSTAGE  IS REQUIRED  IF
                                           RETURNED IN THE ACCOMPANYING ENVELOPE
                                           AND MAILED IN THE UNITED STATES.
                                           Dated: ________________________, 1996
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature

                                           Please  sign  exactly  as  your  name
                                           appears on this  Proxy. If acting  as
                                           executor,   administrator,   trustee,
                                           guardian,   etc.,   you   should   so
                                           indicate    when   signing.    If   a
                                           corporation,  please  sign  the  full
                                           corporate  name,  by  duly authorized
                                           officer.  If  a  partnership,  please
                                           sign   full   partnership   name   by
                                           authorized person. If shares are held
                                           jointly,   each   stockholder   named
                                           should sign.